28/1/97-7 February 5, 1997


Dakota Mining Corporation
410 Seventeenth Street
Suite 2450
Denver, Colorado 80202

Attention:        Mr. Allan R. Bell
                  President and Chief Executive Officer

Dear Sirs:

                  Canaccord Capital Corporation, ScotiaMcLeod Inc. and Newcrest Capital Inc. (collectively, the "Agents") understand that Dakota Mining Corporation (the "Corporation") proposes to create, issue and offer for sale 25,000 special warrants of the Corporation (the "Special Warrants") at a price of $1,000 per Special Warrant (the "Offering"). Each Special Warrant shall entitle the holder thereof to acquire $1,000 principal amount unsecured convertible debentures (each, a "Debenture" and collectively, the "Debentures") of the Corporation upon the exercise of the Special Warrants in accordance with the terms of the Special Warrant Indenture and the Debenture Indenture hereinafter referred to, without payment of any further consideration to the Corporation.

                  The Agents hereby offer to act, and upon its acceptance hereof the Corporation hereby appoints the Agents, as the Corporation's exclusive agents to offer the Special Warrants for sale, upon and subject to the terms and conditions set forth herein. The Agents, if they so desire, may invite other investment bankers to form a syndicate or offering and to participate in soliciting of offers to purchase the Special Warrants.

                  In consideration of the services to be rendered to the Corporation by the Agents pursuant to this agreement, the Corporation shall pay to the Agents at the Time of Closing (as defined below), the Agents' Commission (as hereinafter defined).

Terms and Conditions

                  The terms and conditions relating to the purchase and sale of the Special Warrants are as follows:

1. Special Warrants - The material attributes and characteristics of the Special Warrants shall be substantially as described herein and in the term sheet attached hereto as Schedule "A".

                  The Special Warrants shall be issued pursuant to the provisions of a warrant indenture (the "Special Warrant Indenture") to be entered into between the Corporation and Montreal Trust Company of Canada as trustee and warrant agent (the "Warrant Agent"). The Debentures underlying the Special Warrants shall be issued pursuant to the provisions of a trust

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indenture  (the  "Debenture  Indenture")  also to be entered  into  between  the
Corporation and the Warrant Agent. The terms and conditions of the Special Warrant Indenture and the Debenture Indenture shall be satisfactory to the Corporation and the Agents and consistent with the term of this Agreement.

                  The Debentures will mature on February 5, 2004 (the "Maturity Date") and will accrue interest at a rate of 7.5% per annum, payable semi-annually on June 30 and December 31, with the first payment for accrued interest on and from the issue date of the Special Warrants being February 5, 1997. The Debentures are convertible into common shares of the Corporation (the "Common Shares" or "Shares") at the option of the holders at any time at $2.00 per share. On maturity or redemption, the Corporation may elect, upon notice, to repay the principal of the Debentures in common shares of the corporation. The terms and conditions applicable to the Debentures are as more fully described in the term sheet attached as Schedule "A" hereto. The Debentures issuable upon exercise of the Special Warrants and the Shares issuable in exchange for the Debentures may be referred to herein as the "Subject Securities". The Debentures are issued in connection with the anticipated merger (the "Merger") of the Corporation with USMX Inc. ("USMX"), pursuant to a letter agreement dated January 3, 1997 (the "Letter Agreement") and a definitive merger agreement (the "Merger Agreement") substantially in the form attached hereto as Schedule "E", according to which the Corporation is to complete a statutory amalgamation, merger or other business combination with USMX to form one surviving corporation.

                  All of the aggregate net proceeds of the Offering (after deducting the Agents' Commission) shall be escrowed (the "Original Escrowed Proceeds") on Closing (as hereinafter defined). The Special Warrant Indenture shall also provide that US$5,000,000 (the "Release Amount") of the Original Escrowed Proceeds shall be released to the Corporation provided that the conditions to making the USMX Loan (as hereinafter defined) under the Merger Agreement (as hereinafter defined) have been satisfied including, without limitation, that the Release Amount is being loaned to USMX, Inc. (the "USMX Loan") on terms and conditions satisfactory to the Agents, acting reasonably. The balance of the Original Escrowed Proceeds (the "Escrowed Proceeds") will remain in escrow until the Shareholder Approval (as hereinafter defined) has been obtained and the Merger has been completed. With respect to 16,126 Special Warrants (the "Series "A" Special Warrants"), no Shareholder Approval shall be required, and the Escrowed Proceeds shall remain in escrow pending the Merger. With respect to the balance of the Special Warrants (the "Series "B" Special Warrants"), in the event that the Shareholder Approval has not been obtained by a date (the "Shareholder Approval Date") that occurs not later than April 30, 1997 unless extended to May 31, 1997 in accordance with the Merger Agreement, (the "Shareholder Qualification Deadline", all Series B Special Warrants shall be redeemed by the Corporation (the "Redemption Obligation"). The Escrowed Proceeds of the Offering shall be released to the Corporation if and upon the Merger occurring not later than the Qualification Deadline, provided that, in the case of the Series "B" Special Warrants where Shareholder Approval is required, such Approval is also obtained prior to the Shareholder Qualification Deadline. If the Merger does not occur prior to the Qualification Deadline, the holders of the Special Warrants shall have the option (the "Redemption Option") for a period of five Business Days after the Qualification Deadline to cause the Corporation to redeem their pro rata portion of the Special Warrants from the Escrowed Proceeds together with interest earned thereon by giving notice to the Corporation or otherwise tendering their Special Warrants to the

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Corporation. If the Escrowed Proceeds are insufficient for the redemption of all of the Special Warrants to which such notice relates, or so tendered, then the Special Warrants to be redeemed shall be redeemed pro rata.

                  The Series A Special Warrants will be exercisable at any time after the date hereof until the Expiry Time (as hereinafter defined). The Series B Special Warrants will be exercisable at any time after the Shareholder Approval Date until the Expiry Time. The Expiry Time shall be on or before 5:00 p.m. (Vancouver time) on the earlier of: (a) February 5, 1998; and (b) the date which is five Business Days after the day on which the last of the three following dates occurs (i) the Shareholder Approval Date; (ii) the date of the receipt issued by the last of the securities regulatory authorities in each of the provinces of British Columbia, Ontario, Alberta and such other provinces of Canada where holders of Special Warrants are resident (the "Qualifying Provinces"), to issue a receipt for a (final) prospectus of the Corporation or amendment thereof (the "Prospectus") qualifying the distribution of the Debentures to be issued on the exercise of the Special Warrants (the "Prospectus Qualification"); and (iii) the day on which the Merger is completed. Any Special Warrants not exercised on or before the Expiry Time will be exercised by the Warrant Agent as authorized agent and on behalf of the holders thereof immediately prior thereto without further action by the holder thereof. For the purpose of this Agreement, "Business Day" shall mean any day except Saturday, Sunday or a statutory holiday in Vancouver, British Columbia and Toronto, Ontario.

                  The Corporation agrees to file with all relevant securities regulatory authorities in each Qualifying Province a preliminary prospectus (the 'Preliminary Prospectus") with respect to the distribution of the Debentures, and to use its best efforts to file the Preliminary Prospectus in the Qualifying Provinces not later than 30 days following the Closing Date, and, upon resolution of all regulatory comments and deficiencies, to use its best efforts to file the Prospectus and obtain receipts therefor, qualifying the distribution of the Debentures underlying the Special Warrants no later than 5:00 p.m. (Toronto time) on the date which is not later than 120 days from the Closing Date (the "Qualification Deadline"). The Corporation and the Agents agree that the Qualifying Provinces may include the Province of Quebec in circumstances where there are subscriptions from residents in Quebec to purchase not less than Cdn.$1,000,000 of Special Warrants in aggregate. The Corporation also agrees to
(iv) cause the Debentures to be listed on The Toronto Stock Exchange (the "TSE") by the Qualification Date or as soon as possible thereafter and in any event not later than the earlier of the date on which the Merger occurs and the Qualification Date. In the event that receipts for the Prospectus (as defined below) relating to the distribution of the Debentures are not received on or before the Qualification Deadline from the securities regulatory authorities of each of the Qualifying Provinces, the Debentures issuable upon the exercise of the Special Warrants shall be convertible for 1.10 Shares for every Share that would have been issued if the Qualification Date had occurred prior to the Qualification Deadline.

                  The Corporation further agrees that it shall not cause the Merger to occur prior to the occurrence of the Shareholder Approval, or the Prospectus Qualification to occur prior to the Merger occurring, without the prior consent of the Agents acting reasonably.


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2.                Offering

         (a) Sale on Exempt Basis - The Agents shall offer for sale and sell the Special Warrants in the Qualifying Provinces, and the United States (as defined in Schedule "B" hereto) (collectively the "Qualifying Jurisdictions") and elsewhere in compliance with all applicable securities laws. The sale of the Special Warrants to the Purchasers (as used herein, the "Purchasers" shall mean all purchasers of the Special Warrants offered for sale or sold as contemplated herein) in Ontario shall be effected in a manner exempt from the prospectus and offering memorandum requirements of the Securities Act (Ontario) and the Regulation thereunder and the analogous provisions of securities legislation of any other Canadian provinces in which the Agents may solicit offers to purchase Special Warrants. Each Purchaser of the Special Warrants resident in Ontario or outside Canada (other than U.S. persons) shall purchase under subsection 72(1)(a), (c), (d) or (i) of the Securities Act (Ontario) as qualified in the case of subsection 72(1)(d) by subsection 27(1) of the Regulation thereto, and each Purchaser of Special Warrants resident in any province of Canada other than Ontario shall purchase under the analogous provisions of securities legislation of such province. With respect to offers and sales of the Special Warrants to Purchasers in the United States, the Corporation and the Agents agree to be governed by the representations, warranties terms and conditions set forth in Schedule "B" attached hereto.

                  The Corporation agrees that the Agents will be permitted to appoint other registered dealers (or other dealers duly qualified in their respective jurisdictions) as its agent to assist in the Offering (as defined below) and that the Agents may determine the remuneration payable to such other dealers appointed by them.

         (b) Agents' Commission - The Corporation agrees to pay to the Agents at the Time of Closing (as defined below) a commission of $60 per Special Warrant, equal to 6% of the purchase price of the Special Warrants (the "Agent's Commission") in consideration of the services to be rendered by the Agent in connection with the sale of the Special Warrants (the "Offering"), which services shall include:

(i)  endeavoring to arrange for Purchasers for the Special Warrants;

(ii) acting as fiscal advisors of the Corporation in the preparation of the relevant documentation relating to the sale of the Special Warrants;

(iii)assisting in the preparation of the Prospectus and the Preliminary Prospectus in respect of the Subject Securities, together with any documents supplemental thereto or any amending or supplementary prospectus or other supplemental documents or any similar document (collectively the "Supplementary Material") required to be filed under the legislation of any Qualifying Province;

(iv) assisting in respect of the Prospectus Qualification;

(v) assisting in the preparation of the form of subscription agreements in the forms set forth in Schedule "C" hereto (the "Subscription Agreements") to be entered into by the Purchasers of the Special Warrants;

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(vi) assisting  in the  preparation  of the Special  Warrant  Indenture  and the
     Debenture Indenture; and

(vii) advising the Corporation with respect to the Offering.

(c) Covenants of Agents - The Agents severally covenant, represent and warrant to the Corporation that: (i) they will comply with all applicable securities legislation in connection with the Offering and the Prospectus Qualification; (ii) they will not offer or sell Special Warrants so as to require registration thereof, filing of a prospectus with respect thereto or require the Corporation to become subject to ongoing reporting requirements under the laws of any jurisdiction other than that of the Qualifying Provinces or those to which the Corporation is already subject or as otherwise agreed with the Corporation; (iii) they or their duly appointed agent, are duly qualified in the Qualifying Provinces in which they act as agent for the Corporation in connection with the Offering and the Prospectus Qualification; (iv) they will obtain from each Purchaser an executed Subscription Agreement in the appropriate form attached as Schedule "C" or such other form reasonably acceptable to the Corporation and to the Agents relating to the transactions herein contemplated; (v) they will not solicit subscriptions for Special Warrants or otherwise do any act in furtherance of a trade of the Special Warrants outside the Qualifying Jurisdictions or elsewhere unless the Corporation and the Agents agree; (vi) they will not make available to prospective Purchasers of the Special Warrants any documents which would constitute an offering memorandum as defined under the securities legislation of the Qualifying Provinces except for the United States covering memorandum (the "Covering Memorandum") of the Corporation which includes the annual report of the Corporation for the fiscal year ended December 31, 1995 (containing the audited consolidated annual financial statements of the Corporation for the fiscal year ended December 31, 1995), the annual report on Form 20-F of the Corporation for the year ended December 31, 1995, recent press releases of the Corporation and the unaudited interim financial statements of the Corporation for the nine-month period ended September 30, 1996, to be provided to Purchasers in the United States, and not advertise the proposed sale of the Special Warrants in printed media of general and regular paid circulation, radio or television or otherwise; (vii) they will not make any representations or warranties in respect of the Corporation as an agent or otherwise except as permitted in writing by the Corporation; and (viii) they will not solicit subscriptions for Special Warrants except in accordance with the terms and conditions of this Agreement.

3. Representations of the Corporation - The Corporation  represents and warrants
to  the  Agents  and  acknowledges   that  the  Agents  are  relying  upon  such
representations and warranties, as follows:

(a) the Corporation has no operating subsidiaries other than Min Ven Gold (USA) Corporation, Compass Mining Inc., Brohm Mining Corp., Helix Mining Inc., Stibnite Mine Inc., Barrier Reef Inc., and Dakota Gold Mining Inc. (the "Subsidiaries") and the Corporation, either directly or indirectly, owns all of the issued and outstanding shares of each such Subsidiary free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances, claims or demands of any kind whatsoever and all of such shares have been duly authorized and validly issued and are outstanding as fully paid and non-assessable shares and no person has any right, agreement or option, present or future, contingent or

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absolute, or any right capable of becoming a right, agreement or option, for the purchase from the Corporation of any interest in any of such shares or to the knowledge of the Corporation after due inquiry, for the issue or allotment of any unissued shares in the capital of any Subsidiary or any security convertible or exchangeable for any such shares;

(b) each of the Corporation and the Subsidiaries has been duly incorporated and organized and is validly existing under the laws of the jurisdiction of its incorporation and has all requisite corporate capacity, power and authority to carry on its business as now conducted by it and as is presently proposed to be conducted by it and to own, lease and operate its assets;

(c) each of the Corporation and the Subsidiaries possess all material certificates, authority, permits or licenses issued by the appropriate state, provincial, municipal or federal regulatory agencies or bodies necessary to conduct the business now operated by it and neither the Corporation nor the Subsidiaries have received any notice of proceedings relating to the revocation or modification of any such certificate, authority, permit or license which, if the subject of an unfavorable decision, ruling or finding would materially and adversely affect the conduct of the business, operations financial condition or income of the Corporation or any of the Subsidiaries;

(d) except as disclosed in the 1996 Prospectus (as hereinafter defined) or in the Public Record (as hereinafter defined), each of the Corporation and the Subsidiaries has conducted and is conducting its business in compliance in all material respects with all applicable laws, by-laws, rules and regulations of each jurisdiction in which that business is carried on and holds all material licenses, registrations, permits, consents or qualifications required in order to enable that business to be carried on as now conducted or as proposed to be conducted, and all such licenses, registrations, permits, consents and qualifications are valid and subsisting and in good standing;

         (e) except as disclosed in the 1996 Prospectus (as hereinafter defined) or in the Public Record (as hereinafter defined), each of the Corporation and the Subsidiaries has conducted and is conducting its business in compliance in all material respects with all applicable licensing and environmental protection, legislation, regulations or bylaws or other similar legislation, laws, by-laws, rules and regulations or the lawful requirements of any governmental or regulatory bodies;

         (f) the Corporation is not aware of any licensing or environmental, legislation, regulation, by-law or lawful requirement presently in force or proposed to be brought into force which the Corporation anticipates that it or any of the Subsidiaries will be unable to comply with without materially adversely affecting its financial condition, results of operations, business or prospects of each jurisdiction in which its business is carried on and holds all material licenses, certificates registrations, permits, consents or qualifications required by the

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                  appropriate state, provincial, municipal or federal regulatory agencies or bodies necessary in order to enable its business to be carried on as now conducted and all such licenses
                  certificates,    registrations,    permits,    consents    and
                  qualifications are valid and subsisting and in good standing and do not contain any unusual burdensome provision, condition or limitation which has a material adverse effect on the
                  operation   of  the  business  of  the   Corporation   or  the
                  Subsidiaries  as now conducted or as presently  proposed to be
                  conducted  and  neither  the   Corporation   nor  any  of  the
                  Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such licenses,
                  certificates,    registrations,    permits,    consents,    or
                  qualifications   which,  if  the  subject  of  an  unfavorable
                  decision, ruling or finding would materially and adversely affect the conduct of the business, operations financial condition or income of future prospects of the Corporation and the Subsidiaries, taken as a whole;

         (g) the Corporation is a reporting issuer in good standing under the securities laws of British Columbia, Alberta and Ontario only and no material change relating to the Corporation has occurred with respect to which the requisite material change report has not been filed under the securities laws of British Columbia or Ontario and no such disclosure has been made on a confidential basis;

         (h) the Corporation has (and, in the case of the Prospectus Qualification, will have) full corporate power and authority to undertake the Offering, the Prospectus Qualification, the Merger and all other transactions contemplated herein;

         (i) the authorized capital of the Corporation consists of an unlimited number of Shares and 20,000,000 Preference Shares without nominal or par value, of which at the date hereof 35,479,742 Shares are issued and outstanding as fully paid and nonassessable Shares;

         (j) none of the materials filed by or on behalf of the Corporation since June 7, 1996 (the "Prospectus Filing Date") with the applicable securities commissions or the stock exchanges contain a misrepresentation (as defined in the Securities Act (Ontario)) as at the date of such filing which has not been corrected;

         (k) since the Prospectus Filing Date, the Corporation has not become a party to and has not granted any agreement, warrant, option or right or privilege capable of becoming an agreement, for the purchase, subscription or issuance of any Shares or securities convertible into or exchangeable for Shares except for stock options issued to certain employees, directors and consultants of the Corporation under the Corporation's Share Incentive Plan which Shares, when issued, shall be issued as fully paid and non-assessable shares;

         (l) each of this Agreement, the Subscription Agreements, the Special Warrant Indenture, the Debenture Indenture, the Merger Agreement and the Debentures, has been, or will be upon execution (and in the case of the Subscription Agreements, acceptance) thereof, duly authorized, executed and delivered by the Corporation and constitutes, or will constitute when executed, a legal, valid and

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                  binding   obligation  of  the   Corporation   enforceable   in
                  accordance with their respective terms except that: (i) the enforcement thereof may be limited by bankruptcy, insolvency and other laws affecting the enforcement of creditors' rights generally; (ii) rights of indemnity, contribution and waiver of contribution thereunder may be limited under applicable
                  law;  and  (iii)  equitable   remedies,   including,   without
                  limitation, specific performance and injunctive relief, may be granted only in the discretion of a court of competent jurisdiction;

(m) the entering into of each of this Agreement, the Subscription Agreements, the Special Warrant Indenture, the Debenture Indenture, the Merger Agreement, the issuance of the Debentures upon exercise of the Special Warrants and the issuance of the Shares issuable upon conversion of the Debentures, the completion of the Merger and the other transactions contemplated in the Merger Agreement in the manner contemplated therein and the performance of the transactions contemplated hereby and thereby will not result in a breach of, and do not create a state of facts which, after notice or lapse of time or both, will result in a breach of, and do not and will not conflict with, any of the material terms, conditions or provisions of the constating documents or by-laws of the Corporation (or any of its Subsidiaries) or any material trust indenture, agreement or instrument to which the Corporation (or any of its Subsidiaries) is a party or by which the Corporation (or any of its Subsidiaries) is or will be contractually bound as of the Time of Closing, of which they have knowledge, after due inquiry;

(n) except as publicly disclosed, no legal or governmental proceedings are pending or, to the knowledge of the Corporation, are contemplated or threatened to which the Corporation and/or any of its Subsidiaries is a party or to which the property of the Corporation and/or any of its Subsidiaries is subject that would result individually or in the aggregate in any material adverse change in the operation, business or condition of the Corporation, on a consolidated basis;

(o)  the audited  consolidated annual financial statements of the Corporation as
     at  and  tor  the  period  ended   December  31,  1995   contained  in  the
     Corporation's annual report for the year ended December 31, 1995:

(i) have been prepared in accordance with generally accepted accounting principles applied on a basis consistent with those of preceding fiscal periods;

(ii) represent fully, fairly and correctly the consolidated assets, liabilities and financial condition of the Corporation as at December 31. 1995 and the consolidated results of its operations and the changes in its financial position for the year then ended;

(iii) are in accordance with the books and records of the Corporation; and


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



(iv) contain and reflect all necessary adjustments for the fair presentation of the results of operations and the financial condition of the business of the Corporation on a consolidated basis for the period covered thereby, and there has not been any material adverse change in the financial position of the Corporation, or its business, assets, liabilities or undertaking since December 31, 1995 other than as specified in the Public Record (defined below);

(p) the unaudited consolidated interim financial statements of the Corporation and its subsidiaries as at and for the nine month period ended September 30, 1996 previously publicly disclosed:

(i) have been prepared in accordance with generally accepted accounting principles applied on a basis consistent with those of preceding interim periods;

(ii) represent fully, fairly and correctly the consolidated assets, liabilities and financial condition of the Corporation as at September 30, 1996 and the consolidated results of its operations and the changes in its financial position for the nine month period then ended;

(iii) are in accordance with the books and records of the Corporation; and

(iv) contain and reflect all necessary adjustments for the fair presentation of the results of operations and the financial condition of the business of the Corporation on a consolidated basis for the period covered thereby, and there has not been any material adverse change in the financial position of the Corporation, or its business, assets, liabilities or undertaking since September 30, 1996 other than as specified in the Public Record (defined below);

(q) the auditors of the Corporation who audited the consolidated financial statements for the year ended December 31, 1995 and who provided their audit report thereon are independent public accountants as required under applicable Canadian securities laws;

(r)  there  has  not  in  the  last  five  fiscal  years  been  any   reportable
     disagreement (within the meaning of National Policy Statement No. 31) with the present or any former auditors of the Corporation;

(s) each of the Corporation and its Subsidiaries has filed all necessary tax returns and notices and, to the knowledge of the Corporation after due inquiry, has paid all applicable taxes of whatever nature for all tax years to the date hereof to the extent such taxes have become due or have been alleged to be due and neither the Corporation nor its Subsidiaries is aware of any tax deficiencies or interest or penalties accrued or accruing, or alleged to be accrued or accruing, thereon with respect to itself where, in any of the above cases, it might reasonably be expected

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



to result in a material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Corporation or its Subsidiaries taken as a whole;

(t) other than the Agents, there is no person, firm or corporation acting or purporting to act at the request of the Corporation, who is entitled to any brokerage or finder' s fee in connection with the transactions contemplated herein. In the event that any person, firm or corporation acting or purporting to act for the Corporation establishes a claim for any fee from the Agents, the Corporation covenants to indemnify and hold harmless the Agents with respect thereto and with respect to all costs reasonably incurred in the defense thereof;

(u) the Corporation and each of its Subsidiaries is validly existing and is current and up-to-date with all material filings required to be made by it under the corporate laws of its jurisdiction of incorporation and the securities laws of the provinces of Canada where it is a reporting issuer or its equivalent, as applicable, and has all requisite corporate capacity, power and authority to carry on its business as now conducted by it and as is presently proposed to be conducted by it and to own its assets and to carry out the provisions of this Agreement and the transactions contemplated hereunder;

(v) all of the Corporation's issued and outstanding Shares and Shares reserved or allotted for issue (except for the Shares issuable under the Debentures) are listed for trading on the TSE and Amex;

(w) as a result of not listing the Debentures with Amex and not obtaining the approval of Amex to list such Debentures, and the Shares issuable thereunder, the Corporation will not be in default of any of the rules and regulations of Amex;

(x) the prospectus (the "1996 Prospectus") dated June 7, 1996 of the Corporation constitutes full, true and plain disclosure of all material facts relating to the Corporation as at the date thereof and does not omit to state any material fact that is required to be stated in light of the circumstances in order to make the statements contained therein not misleading as at the date thereof;

(y) all material changes relating to the business and affairs of the Corporation and its Subsidiaries occurring on and after the Prospectus Filing Date have been disclosed v press releases and material change reports and in the interim financial statements prepared and filed with the Securities Commissions (the "Public Record");

(z) the Corporation has not withheld, and will not withhold, from the Agents any facts relating to the Corporation or to the Offering or the Merger that would be material to a prospective purchaser of the Special Warrants;

(aa) the Corporation, directly or indirectly, owns all material right, title and interest in its properties as disclosed in the 1996 Prospectus and the Public Record and

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                  the  properties  are free and  clear  of any  material  liens, charges or encumbrances and no royalty is payable in respect of any of them except as set out in the 1996 Prospectus and the Public Record. No other material property rights are
                  necessary  for  the  conduct  of  the   Corporation's  or  its
                  Subsidiaries business. There are no material restrictions on the ability of the Corporation or its Subsidiaries to use, transfer or otherwise exploit any such property rights except as set out in the 1996 Prospectus and the Public Record, and the Corporation and the Subsidiaries do not know of any material claim or material basis for a claim that may adversely affect such rights and is not aware of any fact or circumstance that would or could materially adversely affect that right, title and interest;

         (bb) except as described in the 1996 Prospectus and the Public Record and except as contemplated under the Merger Agreement, there are no material contracts or arrangements to which either the Corporation (or any of its Subsidiaries) is a party to or by which it is bound or to which the Corporation expects to become a party or bound before the Prospectus Qualification;

         (cc) no order ceasing or suspending trading in securities of the Corporation or prohibiting the sale of securities by the
                  Corporation has been issued and, to the knowledge of the Corporation, no proceedings for this purpose have been instituted, are pending, contemplated or threatened since the Prospectus Filing Date;

         (dd) the Corporation has not, directly or indirectly, declared or paid any dividend or declared or made any other distribution on any of its Shares or securities or, directly or indirectly, redeemed, purchased or otherwise acquired any of its Shares or securities or agreed to do any of the foregoing since the Prospectus Filing Date;

         (ee) there is not in the constating documents of the Corporation or in any material agreement, mortgage, note, debenture, indenture or other instrument or document to which the Corporation is a party, except certain credit arrangements with Gerald Metals Inc. and as described in the 1996 Prospectus and the Public Record, any restriction upon or impediment to the declaration or payment of dividends by the directors of the Corporation or the payment of dividends by the Corporation to the holders of its Shares;

         (ff) the Warrant Agent, at its offices in Vancouver and Toronto, has been duly appointed as the transfer agent and registrar for all of the outstanding common shares of the Corporation and as at the Closing will have been duly appointed as warrant agent in respect of the Special Warrants;

         (gg) the Corporation is a "reporting issuer" within the meaning of Regulation S "Regulation S") under the United States
                  Securities  Act of 1933,  as  amended  (the  "1933  Act")  and neither the Corporation nor, to the knowledge of the Corporation, any persons (other than the Agents) acting on its behalf has engaged or will engage in any directed selling efforts in the United States within the

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                                                     - 11 -
                  meaning of Regulation S with respect to the securities relating to the Offering, it and they have complied and will comply with the offering restriction requirements of Regulation S, neither the Corporation nor, to the knowledge of the Corporation, any person acting on its behalf has offered or will offer to sell any of the securities by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the 1933 Act) or in any manner involving a public offering with the meaning of Section 4(2) of the 1933 Act;

         (hh)     other  than the  Merger  Agreement,  the  Corporation  has not entered into, nor is a party to, any agreement or understanding relating to any acquisition, merger or other similar transaction; and

         (ii) the Merger Agreement is the only agreement, document or other writing reflecting the agreement or understanding between the Corporation and USMX as to the terms and conditions of the Merger.

4. Covenants of the Corporation - In addition to any other covenants of the Corporation set forth herein, the Corporation hereby covenants to and with the Agents that it shall:

(a) use its best efforts to complete the Merger in accordance with the terms of the Merger Agreement and herein;

(b) fulfill all legal requirements to permit the creation, issuance, offering and sale of the Special Warrants and the issuance of the Debentures underlying the Special Warrants and the Shares issuable on conversion of the Debentures including, without limitation, compliance with all applicable securities legislation to enable the Special Warrants to be offered for sale and sold without the necessity of filing a prospectus to Purchasers in the Qualifying Jurisdictions through, in the case of the Qualifying Provinces, registrants registered under the applicable legislation of such Qualifying Provinces who have complied with the relevant provisions of such legislation;

(c) use its best efforts to obtain the necessary regulatory consents from Amex and the TSE to the Offering on such terms as are mutually acceptable to the Agents and the Corporation, acting reasonably;

(d) use its best efforts to arrange for conditional listing approval from the TSE with respect to the listing of the Debentures on the TSE and will seek to obtain conditional listing approval therefor as soon as possible after the Closing Date;

(e) use its best efforts to maintain the listing of its Common Shares on the TSE and Amex, and the listing of Debentures on the TSE and its status as reporting issuer and its equivalent under the securities legislation of the Qualifying Provinces from the date hereof until one year after the Expiry Time;


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



(f) call a meeting of shareholders of the Corporation for a date no later than the Shareholder Qualification Deadline to obtain the approval of not less than 50% of the votes attached to all shares represented at such meeting for the issue of the Shares issuable under the Debentures (the "Shareholder Approval") issuable upon exercise of the Special Warrants, all in compliance with the requirements of the TSE and to fulfill the requirements for listing the Debentures on the TSE and the Shares issuable on conversion of the Debentures on AMEX and the TSE.

(g) use its best efforts, to prepare and file in each of the Qualifying Provinces the Preliminary Prospectus and other related documents relating to the proposed distribution of Subject Securities to holders of Special Warrants as soon as reasonably practicable following the Closing Date;

(h) use its best efforts to obtain receipts for the Preliminary Prospectus in each of the Qualifying Provinces as soon as reasonably practicable;

(i) resolve as soon as reasonably practicable any regulatory deficiencies in respect of the Preliminary Prospectus on a basis acceptable to the Agent, acting reasonably, and, as soon as reasonably practicable after such deficiencies have been resolved or satisfied, prepare, file and use its best efforts to obtain receipts under the applicable legislation of each of the Qualifying Provinces for the Prospectus and take all other reasonable steps and proceedings that may be necessary in order to complete the Prospectus Qualification no later than by 5:00 p.m. (Toronto time) on the Qualification Deadline;

(j) prior to the filing of the Preliminary Prospectus and thereafter and prior to the filing of the Prospectus and any Supplementary Material, permit the Agents and their counsel to participate fully in the preparation of such documents and allow the Agents and their counsel to conduct all due diligence which the Agents may at its own unfettered discretion require to conduct in order to fulfill its obligations under applicable securities legislation and in order to enable the Agents responsibly to execute any certificate required to be executed by the Agents in connection with the Preliminary Prospectus, the Prospectus or any Supplementary Material;

(k) ensure that at the respective times of filing and at all times subsequent to the filing thereof until completion of the distribution of the Subject Securities, the Preliminary Prospectus, Prospectus and any Supplementary Material it will fully comply with the requirements of applicable securities legislation, provided that the foregoing shall not apply with respect to statements contained in such documents relating solely to or provided by the Agents;

(l) deliver one copy of the Prospectus and any Supplementary Material to each holder of Special Warrants, and deliver in Toronto, within three (3) Business Days of the issue of a receipt for the Preliminary Prospectus and the Prospectus, as the case may be, and within three Business Days of execution of any Supplementary Material, without charge to the Agent as many copies of the

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



Preliminary  Prospectus,  the Prospectus and any  Supplementary  Material as the
     Agents may reasonably request for the purposes contemplated hereunder and contemplated by the Securities Act (Ontario), and such delivery shall constitute: (A) the consent of the Corporation to use such documents in connection with the distribution or the distribution to the public, as the case may be, of the Subject Securities subject to the provisions of the securities legislation of the Qualifying Provinces; and (B) the Corporation's representation and warranty to the Agent that, at the time of delivery, the information and statements contained therein (except information and statements relating solely to or provided by the Agent) contain no misrepresentation and constitute full, true and plain disclosure of all material facts (as defined in the Securities Act (Ontario)) relating to the Offering, the Corporation, the Special Warrants and the Subject Securities;

(m) cause to be delivered to the Agents concurrently with the filing of the Prospectus and any Supplementary Material, comfort letters of the auditors of the Corporation in each case dated the date of the Prospectus or the Supplementary Material to which such letter relates (as the case may be) addressed to the Agents and to the directors of the Corporation in form and substance satisfactory to the Agents acting reasonably, relating to the financial statements to be included in the Prospectus and ny Supplementary Material and verifying in accordance with the Canadian Institute of Chartered Accountants Handbook the financial information, accounting data and other numerical data contained in the Prospectus or any Supplementary Material and matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus or the Supplementary Material to a date not more than two (2) Business Days prior to the date of such letter;

(n) use its reasonable best efforts to ensure that until the Expiry Time the Debentures and the Shares do not constitute "foreign property" within the meaning of the Income Tax Act (Canada) or any amendments thereto publicly announced by the Minister of Finance from time to time;

(o) not, without the Agents' prior written approval, amend the attributes of the Special Warrants, the Debentures or the Shares until the Expiry Time;

(p) not, without the Agents' prior written approval, issue any Shares or other financial instruments convertible or exercisable into Shares of the Corporation, other than for purposes of employee or director stock options or to satisfy any prior outstanding obligations of the Corporation to issue shares as disclosed in the 1996 Prospectus or the Public Record or as contemplated herein, for a period of 90 days from the Qualification Date;

(q) use the net proceeds of the Offering for the purposes set forth in the terms described in the term sheet attached hereto as Schedule "A"; and

(r)  comply with the  provisions of the term sheet  attached  hereto as Schedule
     "A".


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                                                     - 14 -

(s) use its reasonable best efforts to provide to the Agents and to the Agents' counsel copies of all documents and other materials obtained or reviewed by the Corporation in connection with its due diligence examination of the business and affairs of USMX in anticipation of the Merger, and promptly to inform the Agents and the Agents' counsel of all matters and developments relating to the progress of the Merger, including without limitation the Prospectus Qualification, the Shareholder Approval, and all legal and regulatory matters pertaining thereto and to the Merger;

(t) use its reasonable best efforts to provide the certificates and legal opinions pertaining to USMX as required under Section 5 hereof;

(u) provide to the Agents forthwith upon completion of the Merger a certificate of the Corporation and USMX signed by the Chief Executive Officer.and the Chief Financial Officer of the Corporation and USMX, as applicable, certifying as to the date of the Merger (the "Merger Date"), and the completion of the Merger in accordance with the provisions of the Merger Agreement, that:

     (i) the Corporation and USMX, as applicable, has complied with all covenants and satisfied all terms and conditions of the Merger Agreement on its part to be complied with and satisfied as at the Merger Date;

     (ii) the Merger Agreement has not been materially amended or modified; and

     (iii)arrangements satisfactory to the Corporation and to the Agent have been made with respect to obtaining the consent and cooperation of N.M. Rothschilds & Sons Limited (the "Lender") with respect to the Merger;

(v) provide to the Agents forthwith upon completion of the Merger a copy of the opinions delivered pursuant to the Merger Agreement, which shall also be addressed to the Agents, and a legal opinion of the Corporation's counsel and to use its reasonable best efforts to provide a legal opinion of USMX's counsel, as applicable, confirming that:

               (i) the Merger was completed in accordance with the provisions of the Merger Agreement;

               (ii) the  Merger  Agreement   constitutes  a  valid  and  binding
                    obligation of the Corporation, enforceable against the Corporation in accordance with the terms;

               (iii)all necessary  approvals and actions having been obtained or taken by the Corporation and USMX in respect of the Merger;

               (iv) the  corporation  created  by the  completion  of the Merger
                    ("Amalco") is a corporation validly existing under the laws of its jurisdiction of incorporation and is qualified to carry on business and own its assets

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                                                     - 15 -
                    underthe laws of each  jurisdiction  in which it  carries on business and owns its assets;

                    (v) Amalco has all requisite corporate capacity, power and authority to carry on its business as previously conducted by USMX and to own the assets of USMX;

                    (vi) the  registered  holder  of  100%  of  the  issued  and outstanding shares in the capital of Amalco is the Corporation; and

                    (vii)as  to  the   authorized   and  issued  shares  of  the
                         Corporation and the shares issuable following the Merger;

         (w) provide to the Agents prior to the earlier of the Qualification Deadline and the Merger Date a favorable legal opinion of the USMX's local Alaska counsel, addressed to the Agents and to the Purchasers, acceptable to counsel to the Agents, with respect to certain matters affecting USMX and USMX of Alaska, Inc. in connection with the Offering and the Merger, including:

                    (i) the status of the credit arrangements with the Lender and the adequacy and enforceability of the consent given by them to the Merger; and

                    (ii) the status of the lease arrangements with North Pacific
                         Mining Corporation and the requirement, if any, as to their consent to the Merger;

(x) use its reasonable best efforts to provide to the Agents prior to the earlier of the Qualification Deadline and the Merger Date a favorable legal opinion of USMX' s United States counsel. addressed to the Agents and to the Purchasers, acceptable to counsel to the Agents acting reasonably. with respect to the operating subsidiaries of USMX other than the USMX Subsidiaries (as defined below) the "Other USMX Subsidiaries") and such other matters as the Agents may reasonably request in connection with the Offering and the Merger, substantially to the effect that:

(i) the Other USMX Subsidiary has been duly incorporated and is existing under the laws of its jurisdiction of incorporation;

(ii) the Other USMX Subsidiary has all necessary corporate capacity to own, lease and operate their respective properties and assets and to conduct their respective businesses at and in the places where such properties and assets are now owned, leased or operated or such businesses are now conducted;

(iii)the Other USMX Subsidiary has full and undisputed title to all of the material mineral resource properties over which it is conducting or will conduct surveying, exploration, testing or mining activities;

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                                                     - 16 -

(iv) USMX is shown on the share register of each Other USMX Subsidiary as the registered holder of all the issued and outstanding shares in the capital of the Other USMX Subsidiary (with any modification necessary to reflect the actual holdings of the Corporation); In giving the opinions contemplated above, such counsel shall be entitled to rely, where appropriate, as to matters of fact, upon certificates of fact of the Corporation and USMX signed by officers of each such corporation in a position to have knowledge of such facts and their accuracy, and certificates of such public officials and other persons as are necessary or desirable.

(y) comply fully with all relevant statutory and regulatory requirements required by Amex to be complied with in connection with the Offering prior to the earlier of the Qualification Deadline and the Merger Date;

(z) use its best efforts to receive prior to the earlier of the Qualification Deadline and the Merger Date the approval of Amex to proceed with the Offering, and to list the Shares issuable upon conversion of the Debentures for trading on Amex, subject to the usual conditions;

         (aa) provide to the Agents a certified copy of documents as to the following matters prior to the earlier of the Qualification Deadline and the Merger Date unless otherwise indicated below:

                  (i) materials respecting the meeting of shareholders of the Corporation held to obtain the Shareholder Approval and approval of the Merger, and the resolutions of the shareholders of each of the Corporation and USMX providing the Shareholder Approval and approval of the Merger, as applicable, and a certificate of the Transfer Agent as to such approvals;

                  (ii) the loan documentation respecting the USMX Loan, forthwith upon the execution of such documentation; and

                  (iii) any agreement or documentation with the Lender amending the terms of the credit arrangements between the Lender and USMX, or waiver of any default thereunder, or standstill agreement of the Lender, or other arrangement between either or both of USMX and the Corporation on the one hand and the Lender on the other hand.

                  With respect to the  covenants at (u),  (v), (w), (y) (z), and
(aa) above, failure of the Corporation to fulfill such covenants or to deliver such certificates shall entitle the Agents at their unfettered discretion to refuse to sign the certificate of the Agents required by the Special Warrant Indenture to be executed as a pre-condition for the release any of the Escrowed Proceeds, and refuse to sign the certificate required to be executed by the Agents in connection with the (final) Prospectus qualifying the Special Warrants and the Subject Securities, as the Agents may see fit.


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



5. Conditions of Closing - The obligations of the Agents hereunder and the Purchasers to complete the purchase of the Special Warrants contemplated hereby shall be conditional upon the fulfillment at or before the Time of Closing (as defined below) of the following conditions:

         (a) the Corporation having obtained all requisite regulatory approvals required to be obtained by the Corporation in respect of the Offering on terms mutually acceptable to the Corporation and the Agent acting reasonably;

         (b) the Corporation and the Agents having complied fully with all relevant statutory and regulatory requirements required to be complied with prior to the Time of Closing (including without limitation those of the TSE in connection with the Offering);

         (c) the Corporation having received the approval of the TSE to proceed with the Offering, and to list the Shares issuable upon conversion of the Debentures for trading on the TSE, subject to the usual conditions;

         (d) the Corporation having taken all necessary corporate action to authorize and approve this Agreement, the Subscription Agreements, the Special Warrant Indenture, the Debenture Indenture and the issuance of the Special Warrants, the Subject Securities and all other matters relating thereto;

          (e) the Agents having received at Closing a favorable legal opinion of the Corporation' s United States counsel and of McCarthy, Tetrault, Canadian counsel to the Corporation, addressed to the Agents and to the Purchasers, acceptable in all reasonable respects to counsel to the Agents, to the effect, in the case of the Corporation's United States counsel, that no registration of the Special Warrants, Debentures or Shares is required under the United States Securities Act of 1933, as amended, and, in the case of the Corporation's Canadian counsel in the form set forth in Schedule "D" attached hereto, and with respect to such other matters as the Agents may reasonably request in connection with the Offering.

         (f) the Agents having received at Closing a favorable legal opinion of USMX's United States counsel, addressed to the Agents and to the Purchasers, acceptable to counsel to the Agents acting reasonably, with respect to USMX and to its subsidiaries USMX of Utah, Inc. and Southern Gold Resources Ltd. (the "USMX Subsidiaries") and such other matters as the Agents may reasonably request in connection with the Offering and the Merger, substantially to the effect that:

          (i) USMX has been duly incorporated and is existing under the laws o Delaware;

          (ii) each USMX Subsidiary has been duly incorporated and is existing under the laws of its jurisdiction of incorporation;


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          (iii)USMX and  each  USMX  Subsidiary  have  all  necessary  corporate capacity to own, lease and operate their respective properties and assets and to conduct their respective businesses at and in the places where such properties and assets are now owned, leased or operated or such businesses are now conducted;

          (iv) the USMX Subsidiary has full and undisputed title to all of the material mineral resource properties over which it is conducting or will conduct surveying, exploration, testing or mining activities;

          (v) USMX is shown on the share register of each USMX Subsidiary as the registered holder of all the issued and outstanding shares in the capital of the USMX Subsidiary (with any modification necessary to reflect the actual holdings of the Corporation);

          (vi) the authorized capital of USMX consists of 65,000,000 shares, divided into 45,000,000 Shares and 20,000 preferred shares of which, as at the Closing Date, 16,184,182 Shares are issued and outstanding (relying solely on a certificate of the Trustee);

          (vii)the Merger Agreement and all documents or agreements relating thereto (the "Agreements") have been duly authorized by all necessary corporate action on the part of USMX, and will upon due execution and delivery by and on behalf of USMX constitute legal, valid and binding obligations of USMX enforceable in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency and other similar laws affecting the enforcement of creditors' rights generally, except that specific performance and injunction are equitable remedies which may only be granted in the discretion of a court of competent jurisdiction and except as rights to indemnity, contribution and waiver of contribution may be limited under applicable law; and

          (viii) the execution and delivery of the Agreements, and the fulfillment of the terms thereof, does not and will not conflict with and does not and will not result in a breach of, any of the terms, conditions or provisions of the constating documents of USMX.

(g) the Agents having received at Closing favorable legal opinions of the Corporation's local counsel with respect to each subsidiary of the Corporation holding an interest in a material mining property of the Corporation (each, a "Subsidiary") addressed to the Agents, and each of the Purchasers, acceptable to counsel to the Agents, to the effect that:

     (i) the Subsidiary is a corporation validly existing under the laws of its jurisdiction of incorporation and is qualified to carry on business and own its assets under the laws of each jurisdiction in which it carries on business and owns its assets;

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




     (ii) the Subsidiary has all requisite corporate capacity, power and authority to carry on its business as is now conducted by it and to own its assets;

     (iii)the registered holder of 100% of the issued and outstanding shares in the capital of the Subsidiary is the Corporation, adjusted to reflect actual ownership, as necessary; and

     (iv) the Subsidiary has full and undisputed title to all of the mineral resource properties over which it is conducting or will conduct surveying, exploration, testing or mining activities. In giving the opinions contemplated in (e), (f) and (g), above, counsel to the Corporation and to USMX shall be entitled to rely, where appropriate, as to matters of fact, upon the representations and warranties of Purchasers contained in the executed Subscription Agreements, a certificate of fact of the Corporation or USMX, where applicable, signed by officers in a position to have knowledge of such facts and their accuracy, a certificate from the Corporation's registrar and transfer agent with respect to the number of Shares issued and outstanding and certificates of such public officials and other persons as are necessary or desirable.

(h) the Agents and each of the Purchasers having received a certificate of the Corporation dated the Closing Date signed by the Chief Executive Officer of the Corporation and the Chief Financial Officer of the Corporation or by such other executive officers acceptable to the Agents certifying as to certain matters reasonably requested by the Agents including certification that:

     (i) the Corporation has complied with all covenants and satisfied all terms and conditions of this Agreement on its part to be complied with and satisfied up to the Time of Closing;

     (ii) since September 30, 1996, there has been no material adverse change (actual, proposed or prospective, whether financial or otherwise) in the business, affairs, operations, assets, liabilities (contingent or otherwise) or capital of the Corporation and its subsidiaries taken as a whole, except a disclosed in the Public Record;

     (iii)no order, ruling or determination having the effect of ceasing or suspending trading in any securities of the Corporation (including the Special Warrants and the Subject Securities) has been issued and no proceedings for such purposes, or, to the knowledge of such officers, are pending, contemplated or threatened;

     (iv) the Corporation is a "reporting issuer" not in default under the securities laws of each of the provinces in which it is a reporting issuer and no material change relating to the Corporation has occurred with respect to which the requisite material change statement has not been filed, unless

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                                                     - 20 -
     the Offering contemplated hereby constitutes a material change, and currently no disclosure of any material change has been made on a confidential basis; and

     (v) the execution and delivery of this Agreement, the Subscription Agreements and the Special Warrant Indenture, the Debenture Indenture, and the performance of the transactions contemplated thereby do not and will not result in a breach of, and do not create a state of facts which, after notice, or lapse of time or both, will result in a breach of, and do not and will not conflict with, any of the terms, conditions or provisions of the constating documents or by-laws of the Corporation or any trust indenture, agreement, or instrument to which the Corporation is contractually bound on the Closing Date (as defined below);

          (i) the Agents and each of the Purchasers having received a certificate of USMX dated the Closing Date signed by the Chief Executive Officer of USMX and the Chief Financial Officer of USMX or by such other executive officers acceptable to the Agents certifying as to certain matters reasonably requested by the Agents including certification that:

          (i) USMX has complied with all covenants and satisfied all terms and conditions of the Merger Agreement on its part to be complied with and satisfied up to the Time of Closing (as defined below) to the extent that such covenants, terms and conditions could be satisfied as at the Closing Date using the best efforts of USMX; and

          (ii) all of the representations and warranties of USMX contained in the Merger Agreement are true and correct as of the Closing Date with the same force and effect as if made at and as of the Merger Date, after giving effect to the transactions contemplated thereby;

          (iii)since November 1, 1996, there has been no material adverse change (actual, proposed or prospective, whether financial or otherwise) in the business, affairs, operations, assets, liabilities (contingent or otherwise) or capital of the USMX and its subsidiaries taken as a whole;

          (iv) no order, ruling or determination having the effect of ceasing or suspending trading in any securities of USMX has been issued and no proceedings for such purposes are pending, or, to the knowledge of such officers, pending, contemplated or threatened;

          (v) USMX is a "reporting issuer" not in default under the securities laws of each of the jurisdictions in which it is a reporting issuer and no material change relating to USMX has occurred with respect to which the requisite material change statement or its equivalent has not been filed unless the Offering contemplated hereby or the Merger constitutes a material change

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                                                     - 21 -
          and currently no disclosure of any material change has been made on a confidential basis; and

          (vi) the execution and delivery of the Merger Agreement, and the performance of the transactions contemplated thereby will not result in a breach of, and will not create a state of facts which, after notice, or lapse of time or both, will result in a breach of, and do not and will not conflict with, any of the terms, conditions or provisions of the constating documents or by-laws of USMX or any trust indenture, agreement, or instrument to which USMX is contractually bound on the Closing Date;

(j) the Corporation shall have delivered to the Agents a certificate of the Warrant Agent as registrar and transfer agent which certifies the issued and outstanding Shares s at the Closing Date (as hereinafter defined);

(k) the Special Warrant Indenture and the Debenture Indenture, each in form acceptable to the Agents, shall have been executed and delivered by the Corporation and the Warrant Agent for the holders of the Special Warrants;

(l) the Corporation shall have delivered opinions of local counsel for the Corporation pertaining to the material mineral properties owned or held by the Corporation directly or indirectly and with respect to such additional properties of the Company as the Agents may reasonably request;

(m) the Corporation shall have delivered opinions of local counsel for USMX pertaining to the material mineral properties owned or held by USMX directly or indirectly and with respect to such additional properties of the Company as the Agents may reasonably request

(n)  the  Agents  being  satisfied  as to the  reasonable  likelihood  that  the
     Shareholder   Approval   shall  be  obtained   prior  to  the   Shareholder
     Qualification Deadline; and

(o) the Agents shall be satisfied in their sole discretion with such due diligence of the Corporation as the Agent or their representatives deem appropriate.

6. Closing - The purchase and sale of the Special Warrants (the "Closing") shall be completed at the offices of McCarthy, Tetrault, Suite 4700, Toronto-Dominion Tower, Toronto-Dominion Centre, Toronto, Ontario M5K 1E6, at 10:00 a.m. (Toronto time) (the "Time of Closing") on February 5, 1997 or at such other time or on such other date prior to February 21, 1997 as the Corporation and the Agents may agree upon (the "Closing Date").

                  At or before the Time of Closing, the Corporation shall deliver to the Agent:

(a) certificates representing the Special Warrants duly registered as the Purchasers may direct;


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                                                     - 22 -

(b) the requisite legal opinions and certificates as contemplated in section 5 hereof; and

(c) such further documentation as may be contemplated herein or as counsel to the Agents or the applicable regulatory authorities may reasonably require; against delivery by the Agents to the Corporation or the Warrant Agent, as applicable, of certified cheques or bank drafts payable to the Corporation in an aggregate amount of Cdn.$25 million representing Cdn.$1,000 per Special Warrant (subject to deduction of the Agents' Commission as noted herein). The Corporation further agrees that it shall provide to the Agents at such addresses as they may specify including Toronto, Ontario certificates representing the Special Warrants sufficiently in advance of the Closing, to be held in escrow by the Agents pending the Closing, in order to allow the Agents to effect proper delivery thereof to the Purchasers at the Time of Closing.

7. Expenses - Whether or not Closing occurs, the Corporation shall pay all costs, fees and expenses of or incidental to the performance of the obligations under this Agreement including, without limitation: (i) the cost of qualifying the Subject Securities for distribution in the Qualifying Provinces, (ii) the cost of printing the Preliminary Prospectus, the Prospectus, an Supplementary Material and certificates for the Special Warrants and the Subject Securities,
(iii) registration, countersignature and delivery of the Special Warrants and Subject Securities, (iv) the tees and expenses of the Corporation's auditors, counsel and any local counsel, (v) the fees and expenses of the Agents' counsel (to a maximum, exclusive of disbursements and GST of Canadian 575,000) and (vi) the Agents' reasonable out-of-pocket expenses (including marketing expenses). Such amounts payable to the Agents shall be paid by the Corporation at the Time of Closing to the Agents in respect of expenses and fees incurred to such date and supported by invoices and as and when invoices are rendered in respect of expenses and fees incurred after the Time of Closing.

8.       Material Changes - If after the date hereof until the Expiry Time:

     (a)  there occurs any material change or material changes (actual, proposed
          or   prospective)  in  respect  of  the  Corporation  or  any  of  its subsidiaries;

     (b) there occurs any change in any material fact contained in the Preliminary Prospectus, Prospectus or any Supplementary Material; or

     (c) any new material fact arises which would, under the securities legislation of any of the Qualifying Provinces, require an amendment to the Preliminary Prospectus, Prospectus or any Supplementary Material, the Corporation shall:

          (i)  promptly   notify  the  Agents,   in  writing,   providing   full
               particulars of any such change;


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                                                     - 23 -

          (ii) if  required  by  applicable  law,  prepare  and  deliver to each
               Purchaser  an  amendment  to  the   Preliminary   Prospectus   or
               Prospectus, as the case may be;

          (iii)file or cause to be filed with reasonable promptness, and in any event within any statutory limitation period therefor, any document required to be filed with any regulatory body having jurisdiction and comply with all requirements of any applicable securities legislation of such jurisdiction; and

          (iv) comply with all legal requirements necessary to continue to qualify the Subject Securities for distribution in the Qualifying Provinces.

                  The Corporation shall in good faith discuss with the Agents any change in circumstances (actual, proposed or prospective) in respect of which there is reasonable doubt whether written notice should be given to the Agents pursuant to this section and shall consult with the Agent with respect to the form and content of any Supplementary Material proposed to be issued or filed by the Corporation as a result of such change prior to the issuance or filing thereof.

                  In this Agreement, the terms "material change", "material fact", "misrepresentation" and "distribution" include the respective meanings ascribed thereto in the Securities Act (Ontario).

9. Indemnities - In addition to any other indemnities given to the Agents by the Corporation, the Corporation hereby covenants and agrees to protect, indemnify and hold harmless each of the Agents and their respective directors, officers and employees, solicitors and agents (individually, an "Indemnified Party" and, collectively, the "Indemnified Parties" from and against all losses (except for loss of profits), claims, costs, damages or liabilities which they may suffer or incur caused by or arising directly or indirectly by reason of:

          (i) any information or statement (except any information or statement relating solely to or provided by the Agents) contained in the Preliminary Prospectus, Prospectus or any Supplementary Material being or being alleged to be a misrepresentation;

          (ii) the omission to state in the Preliminary Prospectus, Prospectus or any Supplementary Material a material fact required to be stated therein or necessary to make the statements therein not misleading (except the omission to state a material fact relating solely to the Agent);

          (iii)the  Corporation  not  complying  with  any  requirement  of  any securities legislation or regulatory requirements of any Qualifying Province in connection with the Offering or the Prospectus Qualification;

          (iv) any order made or any inquiry, investigation or proceeding commenced or threatened by any regulatory authority based upon an allegation that

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                                                     - 24 -
          any untrue statement or alleged omission or any misrepresentation or alleged misrepresentation in the Preliminary Prospectus, the Prospectus or any Supplementary Material exists (except any information or statement relating solely to or provided by the Agents) which prevents or restricts the trading in or distribution of the Special Warrants or the Subject Securities; or

          (v) The Corporation's failure to comply with any of its obligations hereunder.

                  If any action or claim shall be asserted against an Indemnified Party in respect of which indemnity may be sought from the Corporation pursuant to the provisions hereof, or if any potential claim contemplated by this section shall come to the knowledge of an Indemnified Party, the Indemnified Party shall promptly notify the Corporation in writing of the nature of such action or claim (provided that any failure to so notify shall not affect the Corporation's liability under this paragraph unless such delay has prejudiced the defense to such claim). The Corporation shall be entitled but not obliged to participate in or assume the defense thereof, provided, however that the defense shall be through legal counsel acceptable to the Indemnified Party, acting reasonably. In addition, the Indemnified Party shall also have the right to employ separate counsel in any such action and participate in the defense thereof, and the fees and expense of such counsel shall be borne by the Indemnified Party, unless (i) the employment thereof has been specifically authorized in writing by the Corporation; (ii) the Indemnified Party has been advised by counsel acceptable to the Corporation, acting reasonably, that representation of the Corporation and the Indemnified Party by the same counsel would be inappropriate due to actual or potential differing interests between them; or (iii) the Corporation has failed within a reasonable time after receipt of such written notice to assume the defense of such action or claim. It is understood and agreed that the Corporation shall not, in connection with any suit in the same jurisdiction, be liable for the legal fees and expenses of more than one separate legal firm to represent the Indemnified Parties. Neither party shall effect any settlement of any such action or claim or make any admission of liability without the written consent of the other party, such consent not to be unreasonably withheld or delayed. The indemnity hereby provided for shall remain in full force and effect and shall not be limited to or affected by any other indemnity in respect of any matters specified in this section obtained by the Indemnified Party from any other person.

                  To the extent that any Indemnified Party is not a party to this Agreement the Agents shall obtain and hold the right and benefit of this section in trust for and on behalf of such Indemnified Party.

                  The Corporation hereby waives its right to recover contribution from the Agents with respect to any liability of the Corporation by reason of or arising out of any misrepresentation contained in the Preliminary Prospectus, the Prospectus or in any Supplementary Material; provided, however, that such waiver shall not apply in respect of liability caused or incurred by reason of or arising out of any misrepresentation which is based upon or results from information relating solely to and provided by the Agents contained in such document.


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                                                     - 25 -

                  The Corporation hereby consents to personal jurisdiction and service and venue in any court in which any claim which is subject to indemnification hereunder is brought against the Agents or any Indemnified Party and to the assignment of the benefit of this section to any Indemnified Party for the purpose of enforcement provided that nothing herein shall limit the Corporation's right or ability to contest the appropriate jurisdiction or forum for the determination of any such claims.

10. Contribution - In the event that, for any reason, the indemnity provided for in section 9 hereof is illegal or unenforceable, the Agents and the Corporation shall contribute to the aggregate of all losses, claims, costs, damages, expenses or liabilities (except loss of profits in connection with the sale of Special Warrants) of the nature provided for in section 9 hereof such that the Agents shall be responsible for that portion represented by the percentage that the Agents' Commission bears to the gross proceeds from the Offering and the Corporation shall be responsible for the balance. The Agents shall not in any event be liable to contribute, in the aggregate, any amounts in excess of the Agents' Commission or any portion thereof actually received. Notwithstanding the foregoing, a person guilty of fraudulent misrepresentation shall not be entitled to contribution from any other party. Any party entitled to contribution will, promptly after receiving notice of commencement of any claim, action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this section, notify such party or parties from whom contribution may be sought. In no case shall such party from whom contribution may be sought be liable under this contribution agreement unless such notice shall have been provided, but the omission to so notify such party shall not relieve the party from whom contribution may be sought from any other obligation it may have otherwise than under this section. The right to contribution provided in this section shall be in addition and not in derogation of any other right to contribution which the Agents may have by statute or otherwise by law.

11.               Termination Rights - If any time prior to the Closing:

          (i) there shall occur or come into effect any event, condition or circumstance which, in the sole opinion of the Agents, constitutes a material change, financial or otherwise in the business, affairs or condition of the Corporation or its subsidiaries, taken as a whole, or there arises or there is disclosure of a material fact or a change in a material fact which in the sole opinion of the Agent might be expected to prevent or restrict the Offering or Prospectus Qualification; or

          (ii) any order or ruling is issued, any inquiry, investigation or other proceeding (whether formal or informal) in relation to the Corporation is made, threatened or announced by any officer or official of any stock exchange, securities commission or other regulatory authority, or any law or regulation is promulgated or changed which, in the Agent' sole opinion, would or could operate to prevent or restrict trading in or the distribution of the Special Warrants or Subject Securities or would or could materially and adversely affect the marketability or sale of the Special Warrants or Subject Securities as contemplated hereby; or


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                                                     - 26 -

          (iii)the Agents should determine in their sole opinion that the Special Warrants or Subject Securities cannot be profitably marketed or sold; or

          (iv) there should develop, occur or come into effect any occurrence, catastrophe, crisis or accident of national or international consequence or any other event, action, governmental regulation, inquiry or other occurrence of any nature whatsoever including any outbreak of war, rebellion or armed hostilities which, in the sole opinion of the Agents, would or could materially and adversely affect the marketability or sale of the Special Warrants or Subject Securities, the financial markets in Canada or elsewhere where the Special Warrants are marketed or proposed to be marketed or the business of the Corporation or its subsidiaries; the determination of the occurrence of any of such events may be made by any Agent, and shall entitle that Agent to terminate the obligations of that Agent hereunder. In the event that such termination should occur by any Agent, the other Agents may, but are not obligated to, fulfill the obligations of that Agent hereunder. In the event of such termination by the Agents, there shall be no further liability of the Corporation or the Agents to one another hereunder, except in respect of any liability which may have arisen or may thereafter arise pursuant to sections 7, 9 or 10.

                  The right of the Agents to terminate their obligations under this Agreement is in addition to such other remedies as they may have in respect of any default, act or failure to act of the Corporation in respect of any of the matters contemplated by this Agreement.

12. Breach of Agreement - Any breach of, or failure by the Corporation to comply with, any term or condition of this Agreement shall entitle the Agents, on behalf of the Purchasers, of the Special Warrants, to terminate its obligations to sell the Special Warrants by notice to that effect given to the Corporation prior to the Time of Closing. In the event of any such termination, there shall be no further liability on the part of the Corporation or the Agents except in respect of any liability which may have arisen or may thereafter arise under sections 7, 9 or 10 hereof. The Agents may waive, in whole or in part, or extend the time for compliance with, any terms and conditions without prejudice to its rights in respect of any other terms and conditions or any other or subsequent breach or non-compliance provided, however, that any waiver or extension must be in writing and signed by the Agents in order to be binding upon them.

13. Obligations of the Agents - The Agents' obligation to offer the Special Warrants for sale shall be several and not joint and each of the Agents shall offer for sale the percentage of Special Warrants set forth opposite its name below, namely:

                  Canaccord Capital Corporation                        40%
                  ScotiaMcLeod Inc.                                    30%
                  Newcrest Capital Inc.                       30%


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                                                     - 27 -

                  In the event that one of the Agents shall fail to arrange for purchasers, at the Closing, up to its applicable percentage of Special Warrants, the other Agents shall have the right, but shall not be obligated, to offer for sale all of the percentage of the Special Warrants which would otherwise have been offered for sale by that Agent who fails to meet its allotted percentage. In the event that such right is not exercised, the other Agents, if not in default hereunder, shall be relieved of all obligations to the Corporation Nothing in this paragraph shall oblige the Corporation to sell to the Purchasers less than all of the Special Warrants subscribed for or relieve from liability to the Corporation any Purchaser which shall be so in default. In the event of a termination by the Corporation of its obligations under this Agreement, there shall be no further liability on the part of the Corporation to the Agents except in respect of any liability which may have arisen or may thereafter arise pursuant to Sections 7, 9 or 10.

                  ScotiaMcLeod Inc. and Newcrest Capital Inc. irrevocably appoint Canaccord Capital Corporation as their agent to: (i) grant any consents to be granted, make any determinations to be made and exercise any discretion to be exercised by the Agents pursuant hereto, excluding the rights of termination contained in sections 11 and 12; (ii) settle the contents of any term sheet used by the Agents and relating to the Special Warrants and the contents of the Preliminary Prospectus and the Prospectus; and (iii) negotiate and settle the final terms of the Special Warrant Indenture and the Debenture Indenture. Canaccord Capital Corporation shall consult with the other Agents in making any determination or settlement or in respect of any negotiation relating to the foregoing and shall use its reasonable best efforts to act in the best interests of all the Agents and use its reasonable best efforts to discuss the actions Canaccord Capital Corporation proposes to take under this subsection with the other Agents.

14. Notices - Any notice under this Agreement shall be given in writing and either delivered or telecopied to the party to receive such notice at the address or telecopy numbers indicated below:

                  to the Corporation:

                  Dakota Mining Corporation
                  410 Seventeenth Street             .
                  Suite 2450
                  Denver, Colorado 80202

                  Attention: Mr. Alan R. Bell
                               President & Chief Executive Officer

                  Fax: (303) 573-1012

                  with a copy to:

                  McCarthy Tetrault
                  Barristers and Solicitors
                  P.O. Box 10424, Pacific Centre
                  1300 - 777 Dunsmuir Street
                  Vancouver, British Columbia V7Y 1K2

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                                                     - 28 -

                  Attention: Mr. Richard Balfour

                  Fax: (604) 643-7900

                  to the Agents or any Indemnified Party:

                  Canaccord Capital Corporation
                  Suite 1210
                  320 Bay Street
                  Toronto, Ontario M5H 4A6

                  Attention: Matthew Gaasenbeek

                  Fax: (416) 869-7356


                  with a copy to:

                  Cassels Brock & Blackwell
                  Barristers and Solicitors
                  Scotia Plaza
                  Suite 2100
                  40 King Street West
                  Toronto, Ontario M5H 3C2

                  Attention: Mr. Peter Marrone

                  Fax: (416) 360-8877

or such other address or telecopy number as such party may hereafter designate by notice in writing to the other party. If a notice is delivered, it shall be effective from the date of delivery; if such notice is telecopied (with receipt confirmed), it shall be effective on the Business Day following the date such notice is telecopied.

15. Survival - All representations, warranties, and agreements of the Corporation contained herein or contained in any document submitted pursuant to this Agreement or in connection with the purchase of the Special Warrants shall survive the purchase of the Special Warrants by the Purchasers and shall continue in full force and effect unaffected by any subsequent disposition or conversion of the Special Warrants and the Subject Securities, for a period of seven years from the Closing Date, and the Agents shall not be limited or prejudiced by any investigation made by or on behalf of the Agents in the course of the preparation of the Preliminary Prospectus, the Prospectus or any Supplementary Material or the distribution of the Special Warrants or the Subject Securities.

16. Entire Agreement - The provisions herein contained constitute the entire agreement between the parties hereto and supersede all previous communications, representations, understandings and agreements between the parties with respect to the subject

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                                                     - 29 -
matter hereof, whether verbal or written, including without limitation the engagement letter between the Corporation and the Agent dated and accepted by the Corporation on December 16, 1996.

17. Counterparts - The execution of this Agreement may be executed in any number of counterparts all of which when taken together shall be deemed to be one and the same document and not withstanding their actual date of execution shall be deemed to be dated as of the date first above written.

18. General - The Agreement shall be governed by and interpreted in accordance with the laws of Ontario and the laws of Canada applicable therein and time shall be of the essence hereof.

                  If the above is in accordance with your understanding, please sign and return to the Agent a copy of this letter, whereupon this letter and your acceptance shall constitute a binding agreement between the Corporation and the Agent.



CANACCORD CAPITAL CORPORATION                                 SCOTIAMcLEOD INC.


Per:                                                          Per:



                                               NEWCREST CAPITAL INC.


                                      Per:


The above offer is hereby accepted and agreed to as of the date first above written.


                                                       DAKOTA MINING CORPORATION


                                      Per:


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                                                     - 30 -

                                                   SCHEDULE "A"

                                             DAKOTA MINING CORPORATION
                                       PRIVATE PLACEMENT OF SPECIAL WARRANTS
                                              CONVERTIBLE DEBENTURES

                                                    TERM SHEET


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



                                                   SCHEDULE "A"

                                             DAKOTA MINING CORPORATION
                                       PRIVATE PLACEMENT OF SPECIAL WARRANTS
                                              CONVERTIBLE DEBENTURES

                                               INDICATIVE TERM SHEET

Issuer:                       Dakota Mining Corporation ("Dakota")

Lead Agent:                   Canaccord Capital Corporation (together with other
                              agents, if any, the "Agents")

Offering:                     Up to 25,000 special warrants. Each special
                              warrant is exercisable into Cdn.$1,000 principal amount 7.5% unsecured subordinated convertible debenture (collectively, the "Debentures"). The special warrants are being offered pursuant to available private placement exemptions in Canada and to institutional accredited investors under section 4(2) of the United States Securities Act of 1933 to U.S. Persons.

Amount:                       Cdn.$20 million (minimum) and Cdn.$25 million
                              (maximum)

Minimum Purchase:             Cdn.$150,000

Issue Price:                  Cdn.$1,000.00 per Special Warrant

Maturity of Debentures:       7 years (January 31, 2004)

Settlement/Closing:           January 31, 1997

Interest Payment: Interest will be payable on the Debentures semi-annually on June 30 and December 31, with the first payment for accrued interest on and from the issue date of the Special Warrants being June 30, 1997. Accrued interest payableafter
                              December  31,  2003 shall be paid on
                              maturity on January 31, 2004.

Early Redemption:             The Debentures will not be redeemable prior to
                              January 29, 2001. Thereafter, the Debentures will be redeemable at 100% of their principal amount if the weighted average trading price of the common shares is 125% of the conversion price for the 20 consecutive trading days ending five days preceding the date on which the notice of redemption is given.

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




Conversion Period:            January 31, 1997 until maturity or redemption at
                              the option of the holder.

Conversion Price:             Cdn.$2.00 (subject to standard anti-dilution and
                              similar adjustments) .

Conversion Ratio:             500 common shares (subject to standard
                              anti-dilution and similar adjustments).

Repayment:                    On  maturity  or   redemption,   the
                              Company   will   have  the   option,
                              subject  to prior  notice,  to repay
                              the   principal    amount   of   the
                              Debentures  in cash or common shares
                              of the  Company at a price  equal to
                              95% of the weighted  average trading
                              price  for  20  consecutive  trading
                              days prior to the  maturity  date or
                              the redemption date.
                              In  the  event  that  the   weighted
                              average   trading   price   of   the
                              Company's  common  shares for the 20
                              consecutive   trading   day   period
                              preceding   the  fifth  trading  day
                              prior  to  the   maturity   date  or
                              redemption date, as the case may be,
                              is less than  Cdn.$2.00  per  share,
                              the Company will have the option, to
                              repay  the  principal  amount of the
                              Debentures  in  common  shares  at a
                              price which is the lesser of (i) 95%
                              of  the  weighted   average  trading
                              price for the 20 consecutive trading
                              days prior to the  maturity  date or
                              the  redemption  date;  and (ii) the
                              price of the  common  shares  on the
                              maturity  date  or  the   redemption
                              date.

Greenshoe:                    Up to 15% of the issue exercisable for five
                              business days after the closing.

Escrow: The amount of U.S.$5,000,000 of the net proceeds (after deducting the commission payable to the Agents on closing)will be released to the Company on closing. The balance of the net proceeds will be escrowed on closing subject to the completion of the proposed merger (the "Merger") and shareholder approval (the "Shareholder Approval") to the issue. The escrowed proceeds shall not be released to the Company unless and until the Shareholder Approval is obtained and the Merger occurs on terms described in the Merger Agreement and otherwise acceptable to Canaccord, acting reasonably.

Merger: The Merger involves the business combination of Dakota and USMX Inc. ("USMX") on the basis of 1.1 shares of USMX for every one share of Dakota (references to the

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                                                     - 2 -

                               "Company"  herein  mean  Dakota  or  the  company
                               resulting   from  the   Merger  as  the   context
                               requires).

Use of Proceeds:               The use of proceeds are expected to be as follows
                              (subject to adjustment to accommodate the Merger).

                                      US$'s             CDN$'s
                                 (millions = mm)

                    USMX
               (i) Operations          $ 8mm               $10.80mm
               (ii) Working capital    $ 5mm               $ 6.75mm
              (iii) Feasibility        $ 1mm               $ 1.35mm
             (iv) Exploration          $ 3mm               $ 4.05mm

                                       $17mm               $22.95mm

Take-Over Bid Protection   1.               If there is a take-over bid for the
 Provisions Applying to                     Company at any time within three
Special Warrants and                        years of the issuance of the Special
Debentures:                                 Warrants for consideration on a per
                                            share basis equal to or greater than
                                            Cdn.$1.85,  then if the  holder of a
                                            Debenture  elects  to  convert  into
                                            Common Shares,  the conversion price
                                            for   the   convertible   debentures
                                            issuable  upon the  exercise  of the
                                            Special   Warrants   held   by  such
                                            Debentureholders  shall be  adjusted
                                            to  be  the  result   obtained  when
                                            adding  Cdn.$1.85  to  the  interest
                                            (expressed  on a  per  share  basis)
                                            earned on the Debentures to the date
                                            of the  take-up  and pay  under  the
                                            take-over bid,  subject to a maximum
                                            conversion  price of  Cdn.$2.00  per
                                            share.

                    2. For these purposes, "take-over bid" means an offer to acquire outstanding common shares made to a person or company where the shares subject to the offer to acquire, together with the offeror's shares, constitute in the aggregate 20% or more of the outstanding common shares on the date of the offer to acquire (other than a take-overbid that is exempted pursuant to the requirements of applicable Canadian securities laws).

Holder's Approvals:      The approval of the Debentureholders shall be required
                         for the sale of all or substantially all of the assets of the Company and for certain other corporate matters.

Commission:              6% commission payable on closing




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                                                     - 3 -

                                                   SCHEDULE "B"

                                          United States Offers and Sales

1. The Special Warrants, the Debentures issuable upon exercise of the Special Warrants and the Shares issuable upon conversion of the Debentures (the "Securities") have not been and will not be registered under the U.S. Securities Act of 1933, as amended (the "1933 Act") and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in transactions exempt from the registration requirements of the 1933 Act. Neither the Agents, their U.S. broker-dealer affiliates (nor any selling group member) have engaged or will engage in any directed selling efforts in the United States (as defined in Rule 902 of Regulation S under the 1933 Act) with respect to the securities, and the Agent has complied and will comply with the offering restriction requirements of Rule 903 of Regulation S.

2. The Agents, through their registered U.S. broker-dealer affiliates, may sell the Securities in the United States to institutional accredited investors in transactions not involving any public offering in the United States. In that regard, they represent and warrant to the Corporation that:

     (a) neither the Agents nor their U.S. broker-dealer affiliates have utilized any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or have offered to sell any of the securities in any manner involving a public offering within the meaning of Section 4(2) of the U.S. Securities Act;

     (b) each offeree was provided with a copy of the U.S. Subscription Agreement, and no other written material was used in connection with the offer and sale of the Special Warrants in the United States;

     (c) it reasonably believed that each such offeree was an institutional "accredited investor", as such term is defined in Rule 501(a)(1), (2),
          (3) or (7) under the 1933 Act.

3. The Agents represent and warrant that prior to any sales of the Securities in the United States, they obtained from each U.S. purchaser representations and warranties to and agreement in writing with the Corporation that such U.S. Purchaser:

          (a)  is authorized to consummate the purchase of the Securities;

          (b) understands that the Securities have not and will not be registered under the 1933 Act and that the sale contemplated hereby is being made in reliance on a private placement exemption to institutional accredited investors;

          (c) is an institutional "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) (an 'Institutional Accredited Investor") under the 1933 Act and has such knowledge, sophistication and experience in business and financial matters that

144554\0514777.WP
          such Purchaser is capable of evaluating the merits and risks of the prospective investment;

          (d) is purchasing the Securities in a minimum amount of the greater of Cdn.$375,000 and U.S.$250,000 for its own account (or for accounts as to which it exercises sole investment management discretion and has authority to make the statements contained in such letter, and each such account is purchasing Securities having such aggregate purchase price), and not with a view to any resale, distribution or other disposition of the Securities in any transaction that would be in violation of the securities laws of the United States or any state thereof;

          (e) has received a copy, for its information only, of the U.S. Subscription Agreement for the Securities relating to the offering in the United States of the Securities and has been afforded the opportunity to obtain such additional information as it deems necessary;

          (f) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Securities and it is able to bear the economic risks of such investment;

          (g) acknowledges that it has not purchased the Securities as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television or any seminar or meeting whose attendees have been invited by general solicitation or general advertising (as those terms are used in Rule 502(c) under the 1933 Act);

          (h) agrees that it may offer, sell or otherwise transfer such Securities (other than pursuant to an effective registration statement under the 1933 Act) only if:

               (i)  the sale is to the Corporation; or

               (ii) (A)  a  purchaser's   letter   containing   representations,
                    warranties and agreements substantially similar to those contained in this schedule (except that such purchaser' s letter need not contain the representation set forth in paragraph (d) above), and satisfactory to the Corporation, is executed by the purchaser and delivered to the Corporation prior to the sale; and

                    (B) all offers or solicitations in connection with the sale are arranged and conducted solely by the Corporation;

               (iii)the sale is made  outside  the United  States in  accordance with the requirements of Rule 904 of Regulation S under the 1933 Act; or


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                                                     - 2 -

               (iv) the sale is made pursuant to the exemption from registration under the 1933 Act provided by Rule 144 thereunder and in accordance with any applicable state securities or"Blue Sky" laws; or

               (v) the Securities are sold in a transaction that does not require registration under the 1933 Act or any applicable United States state laws and regulations governing the offer and sale of securities, and we have furnished to the Corporation an opinion of counsel, reasonably satisfactory to the Corporation, to that effect;

               (i) it understands and acknowledges that upon original issuance of the Securities and for such time as is required under applicable requirements of the 1933 Act or applicable state securities laws, the certificates representing the Special Warrants, and all certificates issued in exchange therefor or in substitution thereof, shall bear the following legend:

               THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE ISSUER THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE ISSUER, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE 1933 ACT, (C) PURSUANT TO THE EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND THE COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS OR (D) IN COMPLIANCE WITH CERTAIN OTHER PROCEDURES SATISFACTORY TO THE COMPANY.

                  and that all certificates representing Securities (and all certificates issued in exchange thereof or in substitution thereof) issuable upon exercise of the Securities so legended will bear the same legend and will bear the following additional legend:

                 DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON THE TORONTO STOCK EXCHANGE. A NEW CERTIFICATE, BEARING NO LEGEND, DELIVERY OF WHICH WILL CONSTITUTE "GOOD DELIVERY", MAY BE OBTAINED FROM THE TRANSFER AGENT UPON DELIVERY OF THIS CERTIFICATE AND A DULY EXECUTED DECLARATION, IN A FORM SATISFACTORY TO THE TRANSFER AGENT AND THE COMPANY, TO THE EFFECT THAT THE SALE OF THE SECURITIES REPRESENTED HEREBY IS BEING MADE IN

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                                                     - 3 -

               COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE
                           1933 ACT.

                  provided, however, that if the Securities are being sold under paragraph (h)(iii) above, the legend may be removed by providing a declaration to the Montreal Trust Company of Canada (the 'Transfer Agent") as transfer agent for the Securities to the following effect:

                           The undersigned (A) acknowledges that the sale of the securities to which this declaration relates is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the '1933 Act") and (B) certifies that (1) it is not an affiliate (as defined in Rule 405 under the 1933
                           Act) of Dakota Mining Corporation, (2) the offer of such securities was not made to a person in the United States and either (A) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believe that the buyer was outside the United States, or (B) the transaction was executed on or through the facilities of The Toronto Stock Exchange the Montreal Exchange. the Vancouver Stock Exchange or the Alberta Stock Exchange and neither the seller nor any affiliate of the seller nor any person acting on any of their behalf has engaged or will engage in any directed selling efforts in the United States in connection with the offer and sale of such securities, (4) the sale is bona fide and not for the purpose of 'washing off' the resale restrictions imposed because the securities are "restricted securities" (as such term is defined in Rule 144(a)(3) under the 1933 Act), (5) the seller does not intend to replace the securities and (6) the contemplated sale is not a transaction, or part of a series of transactions which, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the 1933 Act. Terms used herein have the meanings given to them by Regulations S.

         (j) consents to the Corporation making a notation on its records or giving instructions to the Transfer Agent of the securities in order to implement the restrictions on transfer set forth and described herein.


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                                                     - 4 -

                                                   SCHEDULE "B"

TO:      Dakota Mining Corporation
         410 Seventeenth Street
         Denver, CO
         80202

Dear Sirs:

In connection with our purchase of Special Warrants, and the Debentures (the "Securities") of Dakota Mining Corporation (the "Company"), we confirm to you that:

     (a) we are authorized to consummate the purchase of the Securities, and the Subscription Agreement constitutes a legal, valid and binding obligation enforceable against us in accordance with its terms;

     (b) we are an institutional "accredited investor" ( an "Institutional Accredited Investor") within the meaning of Rule 501(a)(1), (2), (3) or (7) under the United States Securities Act of 1933, as amended (the "1933 Act") and are acquiring the Securities for our own account or for the account or benefit of an Institutional Accredited Investor as to which we exercise sole investment discretion, and not with a view to any resale, distribution or other disposition of the Securities in violation of the United States securities laws;

     (c) we understand that the Securities have not been and will not be registered under the 1933 or any applicable state securities laws and that the sale contemplated hereby is being made in reliance on a private placement exemption to accredited investors under the 1933 Act and exemptions from registration under applicable state securities laws;

     (d) we have such knowledge, sophistication and experience in business and financial matters that we are capable of evaluating the merits and risks of the prospective investment and are able to bear the economic risk of such investment;

     (e) we are purchasing the Securities having an aggregate purchase price of at least US$250,000 for our own account (or for accounts as to which we exercise investment management discretion and have authority to make the statements contained in this letter);

     (f) we acknowledge that we have not purchased the Securities as a result of any general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

     (g) we agree that we may offer, sell or otherwise transfer such Securities (other than pursuant to an effective registration statement under the 1933 Act) only if:

144554\0514777.WP

          (i)  the sale is to the Company; or

          (ii) the sale is made outside the United States in accordance with the requirements of Rule 904 of Regulation S under the 1933 Act; or

          (iii)the sale is made pursuant to the exemption from registration under the 1933 Act provided by Rule 144 thereunder and in accordance with applicable state securities laws; or

          (iv) the securities are sold in a transaction that does not require registration under the 1933 Act or any applicable United States state laws and regulations governing the offer and sale of securities, and we have furnished to the Company an opinion of counsel, reasonably satisfactory to the Company, to that effect; provided that, in the case of sales in accordance with (iv) above, the purchaser executes and delivers letter agreement containing terms that are substantially similar to this Schedule;

     (h) we understand and acknowledge that upon original issuance and for such time as is required under applicable requirements of the 1933 Act or applicable state securities laws, the certificates representing the Special Warrants and all certificates issued in exchange therefor or in substitution thereof, shall bear the following legend:

     THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE ISSUER THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE ISSUER, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE 1933 ACT, (C)
          PURSUANT TO THE EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS OR (D) IN COMPLIANCE WITH CERTAIN OTHER PROCEDURES SATISFACTORY TO THE COMPANY.

                  and that all certificates representing Debentures (and all certificates issued in exchange therefor or in substitution thereof) issuable upon exercise of the securities so legended shall bear the same legend and shall bear the following additional legend:

                 DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE
                "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON

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                                                     - 2 -

                           THE TORONTO STOCK EXCHANGE. A NEW CERTIFICATE, BEARING NO LEGEND, DELIVERY OF WHICH WILL CONSTITUTE "GOOD DELIVERY", MAY BE OBTAINED FROM THE TRANSFER AGENT UPON DELIVERY OF THIS CERTIFICATE AND A DULY EXECUTED DECLARATION, IN A FORM SATISFACTORY TO THE TRANSFER AGENT AND THE COMPANY, TO THE EFFECT THAT THE SALE OF THE SECURITIES REPRESENTED HEREBY IS BEING MADE IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE 1933 ACT;

                  provided that if the Debentures are being sold under paragraph
                  (g)(iii) above, the legend may be removed by providing a declaration to the Montreal Trust Company of Canada as transfer agent for the securities to the following effect:

               "The undersigned (A) acknowledges that the sale of
               the securities to which this declaration relates is
                           being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the "1933 Act") and (B) certifies that (1) it is not an affiliate (as defined in Rule 405 under the 1933 Act) of Dakota Mining Corporation, (2) the offer of such securities was not made to a person in the United States and either (A) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believe that the buyer was outside the United States, or (B) the transaction was executed on or through the facilities of The Toronto Stock Exchange, the Montreal Exchange, the Vancouver Stock Exchange or the Alberta Stock Exchange and neither the seller nor any affiliate of the seller nor any person acting on any of their behalf has engaged or will engage in any directed selling efforts in the United States in connection with the offer and sale of such securities, (4) the sale is bona fide and not for the purpose of "washing off" the resale restrictions imposed because the securities are "restricted securities" (as such term is defined in Rule 144(a)(3) under the 1933 Act), (5) the seller does not intend to replace the securities and (6) the contemplated sale is not a transaction, or part of a series of transactions which, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the

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                                                     - 3 -

                           1933 Act. Terms used herein have the meanings given to them by Regulations S."



DATED:




Name of Purchaser

By:
         Name:
         Title:


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



                                                   SCHEDULE "C"

                                              Subscription Agreements


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




THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), AND, DURING THE 40 DAY PERIOD IMMEDIATELY FOLLOWING YOUR ACQUISITION OF SUCH SECURITIES, SUCH SECURITIES MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO UNITED STATES PERSONS UNLESS THE SECURITIES ARE REGISTERED UNDER THE 1933 ACT OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.


                                             DAKOTA MINING CORPORATION

                                              SUBSCRIPTION AGREEMENT
                                             (For Non-U.S. Residents)

     February 4, 1997

TO:               DAKOTA MINING CORPORATION

AND TO:           CANACCORD CAPITAL CORPORATION

RE:               SUBSCRIPTION FOR AND PURCHASE OF SPECIAL
                  WARRANTS OF DAKOTA MINING CORPORATION

Reference is made to an engagement letter (the "Engagement Letter" dated December 23, 1996 between Dakota Mining Corporation (the "Company") and Canaccord Capital Corporation (the "Agent") providing for the issuance and sale by the Company to purchasers of between 20,000 and 25,000 special warrants (the "Special Warrants") for a consideration of Cdn.$1,000.00 per Special Warrant (the "Offering") on the terms and conditions set forth in the Engagement Letter. A copy of a term sheet (the "Term Sheet") outlining the features of the Special Warrants and certain terms contained in the Engagement Letter is attached as Schedule "A" hereto. Pursuant to the Engagement Letter, the Company and the Agent will enter into a definitive agency agreement (the "Agency Agreement") which shall set forth certain terms relating to the Special Warrants.

1.                Subscription

                  The undersigned (the "Subscriber") hereby irrevocably subscribes for and agrees to purchase, subject to the terms and conditions set forth herein, that number of Special Warrants of the Company set out above, and above the Subscriber's name on page 17 hereof at a price of Cdn.$1,000.00 per Special Warrant. The Subscriber understands that the Special Warrants subscribed for constitute a portion of an offering of between 20,000 and 25,000 Special

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                                                     - 2 -

Warrants by the Company, pursuant to the terms of the Agency Agreement under which the Agent will offer the Special Warrants for sale, on a best efforts basis, on behalf of the Company.

2.                Description of Special Warrants

                  The Special Warrants shall be created and issued pursuant to a special warrant indenture (the "Special Warrant Indenture") between Montreal Trust Company of Canada, as trustee (the "Trustee"), and the Company to be dated as of the Closing Date (as hereinafter defined). The specific attributes of the Special Warrants shall be set forth in the Special Warrant Indenture, which shall provide, among other things, that the holders of Special Warrants shall be entitled to receive, without payment of any additional consideration, upon exercise of each Special Warrant in accordance with the terms of the Special Warrant Indenture, one $1,000.00 principal amount unsecured convertible debenture of the Company (each, a "Debenture" and collectively, the "Debentures") subject to adjustment as described herein. Upon maturity or redemption of the Debentures, the Company will have the option, subject to prior notice, to repay the principal amount of the Debentures in cash or in common shares of the Company (the "Common Shares" or "Shares").

                  The Special Warrants shall be exchangeable at the option of the holder at any time on or before 5:00 p.m. (Vancouver time) on the earlier of
(a) the 5th business day after a receipt is issued by the last of the securities regulatory authorities in each of the Qualifying Jurisdictions (as hereinafter defined) for the final prospectus (the "Prospectus") qualifying the issuance (the "Prospectus Qualification") of the Debentures and (b) February 4, 1998 (the earlier of such dates hereinafter referred to as the "Expiry Date"). All of the net proceeds (after deducting the commission payable to the Agent on closing) will be escrowed on closing. The amount of U.S.$5,000,000 will be released to the Company provided that certain conditions relating to the Merger (as hereinafter defined) are fulfilled to the satisfaction of the Agent. The balance of the net proceeds (the "Escrow Proceeds") will remain escrowed subject to the completion of the proposed merger involving USMX Inc. and the Company (the "Merger") and shareholder approval (the "Shareholder Approval") to the issue. The Escrow Proceeds shall not be released to the Company unless and until the Shareholder Approval is obtained and the Merger occurs on terms described in the letter agreement as between the Company and USMX Inc., dated January 3, 1997 (the "Merger Agreement") and which are otherwise acceptable to the Agent. Any Special Warrants not exercised by the Expiry Date shall be exercised by the Trustee on behalf of the holder immediately prior thereto without any further action on the part of the holder as described herein.

                  The Company shall undertake to file the Prospectus and obtain receipts therefor from the applicable securities regulatory authorities British Columbia, Alberta, Ontario and in each of the provinces of Canada in which Subscribers are resident, as applicable (the "Qualifying Jurisdictions") not later than the later of May 31, 1997 and the date which falls 120 days from the Closing Date (as hereinafter defined), or such later date as may be designated by the Agent (the "Qualification Deadline").

                  In the event that receipts for the Prospectus are not obtained prior to the Qualification Deadline, subject to the Redemption Obligation and the Redemption Option

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                                                     - 3 -
described below, the holders of the Special Warrants shall be entitled to acquire prior to the Expiry Date, for no additional consideration, 1.10 Common Shares for every Share of the Company otherwise issuable as and at such time as the Debentures are converted.

                  Subject to the Redemption Obligation and the Redemption Option as discussed below, in the event that the Shareholder Approval has not been obtained on a date (the "Shareholder Approval Date") which occurs on or before April 30, 1997 (the "Shareholder Qualification Deadline") the terms of the Debentures shall provide that, unless the Shareholder Qualification Deadline is extended up to May 31, 1997 in accordance with the Merger Agreement, the number of Special Warrants proportionate to the Escrow Proceeds shall be subject to automatic redemption by the Company (the "Redemption Obligation") and, unless the holders elect to keep their Special Warrants outstanding, holders of such Special Warrants who do not so elect will receive the Escrow Proceeds for their Special Warrants at the issue price plus interest earned thereon (on a pro rata basis if the Redemption Obligation exceeds the available Escrow Proceeds). The Special Warrants of those holders which were not repurchased pursuant to the Redemption Obligation shall remain outstanding until the earlier of February 4, 1998 and the date on which the Shareholder Approval is obtained or no longer required, provided that Special Warrants whose exchange into Debentures requires Shareholder Approval may not be exchanged for Debentures until such Shareholder Approval is obtained or no longer required.

                  In the event that the Merger does not place on or before the Qualification Deadline, the holders of the Special Warrants shall have the option (the "Redemption Option") for a period of five business days after the Qualification Deadline to cause the Company to redeem their Special Warrants by giving notice to the Company or otherwise tendering their Special Warrants to the Company, which shall be redeemed and paid for with the Escrow Proceeds together with interest earned thereon. If the Escrow Proceeds are insufficient for the redemption of all of the Special Warrants to which such notice relates or so tendered, then the Special Warrants to be redeemed shall be redeemed on a pro rata basis.

                  The Special Warrants and the Debentures issuable upon exercise of the Special Warrants have not been and will not be registered under the United States Securities Act of 1933, as amended (the "1933 Act), and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. Persons unless they are registered under the 1933 Act, or an exemption from the registration requirements of the 1933 Act is available.

                  The foregoing description of the Special Warrants is a summary only and is subject to the detailed provisions of the Special Warrant Indenture under which such securities shall be issued. In the event of a conflict, the provisions of the Special Warrant Indenture shall prevail.

3.                Payment

                  The aggregate amount payable by the Subscriber in respect of the Special Warrants (the "Subscription Price") must accompany this Subscription Agreement and shall be made in Canadian dollars by certified cheque or bank draft drawn on a Canadian chartered bank

144554\0514777.WP
                                                     - 4 -
and payable to Canaccord Capital Corporation or payable in such other manner as may be specified by the Agent to be dealt with in accordance with the provisions set forth herein.

4.                Questionnaire, Undertaking, Direction and Form 20A(IP)

                  The Subscriber must complete, sign and return the following documents along with two (2) executed copies of this Subscription Agreement to Canaccord Capital Corporation (Attention: Mark Polubiec ) as soon as possible and, in any event, not later than two days prior to the Closing Date (defined below):

     (a) Schedule I, a questionnaire and undertaking required by The Toronto Stock Exchange on which the Debentures will be listed;

     (b) Schedule II, a direction with respect to registration and delivery instructions;

                  and

     (c) if the Subscriber is an individual, Schedule III, a form 20A (IP) required by the British Columbia Securities Commission.

                  The Company will file the questionnaires and undertakings of Subscribers whose subscriptions are accepted by the Company with The Toronto Stock Exchange.

5.                Other Documentation

                  The Subscriber may also be required to execute any further documentation as required by The Toronto Stock Exchange or The American Stock Exchange, or under securities legislation or by any other regulatory authority of the Qualifying Jurisdictions, the United States or the jurisdiction in which the Subscriber is resident and covenants and agrees to do so upon request by the Company or the Agent.

6.                Closing

                  Delivery and payment for the Special Warrants (the "Closing") will be completed at the offices of McCarthy Tetrault, Barristers & Solicitors, Suite 4700, Toronto-Dominion Bank Tower, Toronto-Dominion Centre, Toronto, Ontario M5K 1E6 at 12:00 a.m. (Toronto time) (the "Closing Time") on February 4, 1997 or such other date or time on or before February 21, 1997 as the Company and the Agent shall mutually agree (the "Closing Date").

                  Certificates representing the Special Warrants (individually, a "Special Warrant Certificate" and collectively, the "Special Warrant Certificates") will be available for delivery against payment to the Company of the Subscription Price in the manner specified below.

                  It is a condition of Closing that all necessary regulatory approvals be obtained and the documents completed in accordance with Section 4 hereof be received prior to the Closing Date. By its execution of this Subscription Agreement, the Company hereby agrees with the

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                                                     - 5 -

Subscriber that the Subscriber shall have the benefit of the following provisions set forth in the Agency Agreement:

     (a) the representations and warranties made by the Company to the Agent and the undersigned as a purchaser of the Special Warrants; and

     (b) the covenants of the Company in favour of the Agent and the undersigned as a purchaser of the Special Warrants;

which representations or warranties, covenants and conditions are hereby incorporated by reference such that they form an integral part of this Subscription Agreement and all of which shall survive the closing of the purchase and sale of the Special Warrants and shall continue in full force and effect for the benefit of the Subscriber for the period set forth in the Agency Agreement.

7.                Prospectus Exemptions

                  The sale and delivery of the Special Warrants to the Subscriber is conditional upon such sale being exempt from the requirements as to the filing of a prospectus and as to the delivery of an offering memorandum as defined in the applicable securities legislation or upon the issuance of such rulings, orders, consents or approvals as may be required to permit such sale without the requirement of filing a prospectus or delivering an offering memorandum.

                  The Subscriber acknowledges and agrees that: (a) it (or others for whom it is contracting hereunder) was not provided with, has not requested, and does not need to receive, a prospectus or an offering memorandum as defined in the applicable securities legislation or similar document; (b) its decision to execute this subscription agreement and to purchase the Special Warrants agreed to be purchased hereunder (or by others for whom it is contracting hereunder) has not been based upon any verbal or written representations as to fact or otherwise made by or on behalf of the Company, the Agent or any other person or company and that its decision (or the decision of others for whom it is contracting hereunder) is based entirely upon the Term Sheet and publicly available information concerning the Company which was obtained by the Subscriber and not provided to it by either the Company or the Agent; (c) the sale of the Special Warrants was not accompanied by any advertisement in printed media of general and regular paid circulation, radio or television or any other form of advertisement or as part of a general solicitation; and (d) it (or others for whom it is contracting hereunder) has been advised to consult its own legal advisors with respect to applicable resale restrictions and it (or others for whom it is contracting hereunder) is solely responsible (and neither the Company nor the Agent is in any way responsible) for compliance with applicable resale restrictions.

                  The Subscriber acknowledges and agrees that the Special Warrants and the Debentures issuable upon exercise of the Special Warrants are subject to statutory hold periods during which these securities may not be offered, resold or otherwise transferred in Canada, the United States or elsewhere except in compliance with applicable securities laws and the requirements of applicable stock exchanges and that the Subscriber shall not so offer, resell or otherwise transfer these securities except in compliance with applicable securities laws and the requirements of applicable stock exchanges. The Subscriber confirms that no representation has

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                                                     - 6 -
been made respecting the applicable hold periods for the Special Warrants. Subscribers are advised to consult with their own legal advisers in connection with any applicable resale restrictions.

8.                Representations, Warranties and Covenants of the Subscriber

                  The Subscriber hereby represents and warrants to the Company and the Agent (which representations and warranties shall survive Closing) that:

     1. the Subscriber and any beneficial purchaser for whom the Subscriber is acting is resident in the jurisdiction set out below the Subscriber's signature on page 17;

     2. either (A) the Subscriber is purchasing the Special Warrants as principal for its own account and not for the benefit of any other person and not with a view to the resale or distribution of all or any of the Special Warrants, or (B) if the Subscriber is not purchasing as principal the Subscriber is duly authorized to enter into this subscription and to execute all documentation in connection with the purchase on behalf of each beneficial purchaser and acknowledges that the Company is required by law to disclose on a confidential basis to certain regulatory authorities the identity of each beneficial purchaser for whom it may be acting;

     3. the delivery of this subscription, the acceptance of it by the Company, the issuance of the Special Warrants to the Subscriber and the acquisition of the Debentures upon the exercise of the Special Warrants complies with all applicable laws of the Subscriber's jurisdiction of residence or domicile and all other applicable laws and will not cause the Company to become subject to or comply with any disclosure, prospectus or reporting requirements under any such applicable laws;

     4. if the Subscriber is not purchasing in accordance with subparagraphs 5, 6, 7 or 8, it is purchasing pursuant to an exemption from prospectus and registration requirements (particulars of which are disclosed herewith) available to it under applicable securities legislation and shall deliver to the Company and the Agent such further particulars of the exemptions(s) and the Subscriber's qualification thereunder as the Company and the Agent may reasonably request;

     5. if the Subscriber is subject to the applicable securities legislation of the Province of Ontario, it is one of the following:

          (i) a bank to which the Bank Act (Canada) applies or the Federal Business Development incorporated under the Federal Business Development Act (Canada); or

          (ii) a credit union or an entity which the Credit Union and Caisses Populaires Act, 1994 applies, or a subsidiary of such persons where such persons own beneficially all of the voting securities of that subsidiary; or

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                                                     - 7 -

          (iii)a loan corporation or trust corporation registered under the Loan and Trust Corporations Act (Ontario); or

          (iv) an insurance  company licensed under the Insurance Act (Ontario);
               or

          (v) Her Majesty in right of Canada, or any province or territory of Canada; or

          (vi) a municipal corporation or public board or commission in Canada,

          (vii)is recognized or designated as an exempt purchaser and is not an individual or is purchasing a sufficient number of Special Warrants such that the aggregate acquisition cost to the Subscriber of such Special Warrants is not less than $150,000; or

          (viii) in the case of the purchase of Special Warrants by the Subscriber as agent for a disclosed principal, each beneficial purchaser of such Special Warrants for whom the Subscriber is acting is purchasing as a principal for its own account, and not for the benefit of any other person, and not with a view to the resale or distribution of all or any of the Special Warrants, and

               (a) is purchasing a sufficient number of Special Warrants so that such beneficial purchaser has an aggregate acquisition cost of not less than $150,000 for such Special Warrants; or

               (b) is recognized or designated as an exempt purchaser under applicable securities legislation and is not an individual, and the Subscriber is an agent with due and proper authority to execute this agreement and all documentation in connection with the purchase on behalf of the beneficial purchaser, or

          (ix) in the case of the purchase of Special Warrants by the Subscriber as a trustee or as agent for a principal which is undisclosed or identified by account number only, the Subscriber is a trust corporation registered under the Loan and Trust Corporations Act (Ontario) and is purchasing such Special Warrants as trustee or as agent for accounts fully managed by the Subscriber and the beneficial purchaser of the Special Warrants for whom the Subscriber is acting is an individual or corporation and is purchasing as principal for its own account, and not for the benefit of any other person, and:

               (a) is purchasing a sufficient number of Special Warrants so that such beneficial purchaser has an aggregate acquisition cost for such Special Warrants of not less than $150,000, or


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                                                     - 8 -

               (b) is recognized or designated as an exempt purchaser under applicable securities legislation and, if subject to the securities legislation of Ontario and is not an individual, and the Subscriber is a trustee or agent with due and proper authority to execute this agreement and all other documentation in connection with the purchase on behalf of the beneficial purchaser, and

          (x) neither the Subscriber nor any purchaser on whose behalf the Subscriber is acting has been formed, created, established or incorporated for the purpose of permitting the purchase of the Special Warrants without a prospectus by groups of individuals whose individual share of the aggregate acquisition cost is less than $150,000; and

          (xi) where the Subscriber or the beneficial purchaser is not a corporation or an individual (including, without limitation, a syndicate, partnership, trust, association or other form of unincorporated organization), the Subscriber or the beneficial purchaser falls within one of the following categories:

               (a)  pension plans,

               (b)  group of pension plans under common management,

               (c) organizations of members of a family fund formed to make investments of family funds,

               (d)  testamentary trusts and estates,

               (e) organizations which have primary ongoing business activities other than investing in securities,

               (f) mutual funds other than private mutual funds (within the meaning of paragraph (a) of the definition of "private mutual fund" in subsection 1(1) of the Securities Act (Ontario)),

               (g) group registered retirement savings plans or group deferred profit sharing plans, or

               (h) a partnership, interests in which are offered by prospectus, where the partnership invests in securities in reliance upon clause 72(1)(d) of the Securities Act (Ontario) and section 27 of the Regulation made thereunder or under subsection 14(f) of the Regulation made thereunder; and but subject nevertheless to the requirement that it will not resell the Special Warrants, or the Debentures issued pursuant thereto, except in

144554\0514777.WP
                                                     - 9 -
               accordance  with  the   provisions   of   applicable   securities
                    legislation and stock exchange rules;

6. if the Subscriber is subject to the applicable securities legislation of the Province of British Columbia, it is one of the following:

     (i) the Federal Business Development Bank incorporated under the Federal Business Development Act (Canada), or a savings institution or a subsidiary of either of such persons where such person owns beneficially all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary, or

     (ii) an insurance company or a subsidiary of such insurance company where such insurance company owns beneficially all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary, or

     (iii) Her Majesty in Right of Canada or a province, or

     (iv) a municipal corporation or public board or commission in Canada,

     (v) is recognized or designated as an exempt purchaser under applicable securities legislation or is purchasing a sufficient number of Special Warrants such that the aggregate acquisition cost of the Subscriber of such Special Warrants is not less than $97,000, or

     (vi) in the case of the purchase of Special Warrants by the Subscriber as agent for a disclosed principal, each beneficial purchaser of such Special Warrants for whom the Subscriber is acting is purchasing as principal for its own account, and not for the benefit of any other person and not with a view to the resale or distribution of all of any of the Special Warrants, and

          (a) is purchasing a sufficient number of Special Warrants so that the beneficial purchaser has an aggregate acquisition cost of not less than $97,000 for such Special Warrants; or

          (b) is recognized or designated as an exempt purchaser under applicable securities legislation, and the Subscriber is an agent with due and proper authority to execute this agreement and all documentation in connection with the purchase on behalf of the beneficial purchaser, or

     (vii)in the case of the purchase of Special Warrants by the Subscriber as a trustee or as agent for a principal which is undisclosed or identified by account number only, the Subscriber is a trust company or an

144554\0514777.WP
                                                     - 10 -
     extra-provincial  trust  corporation  authorized to carry on business under the Financial Institutions Act (British Columbia), or an insurance company or extra-provincial insurance corporation authorized to carry on business under the Financial Institutions Act (British Columbia), or a trust company or insurer authorized under the laws of a province or territory of Canada other than British Columbia to carry on business in such province or territory, purchasing or selling as an agent or trustee for accounts that are fully managed by the Subscriber or a portfolio manager registered under the Securities Act (British
          Columbia) or is exempt from such registration, or is a portfolio manager registered or exempt from registration under the laws of a province or territory of Canada other than British Columbia, purchasing or selling as an agent for accounts that are fully managed by the Subscriber and the Subscriber is purchasing Special Warrants which have an aggregate acquisition cost of not less than $97,000, or the beneficial purchaser of the Special Warrants for whom the Subscriber is acting is purchasing as principal for its own account, not for the benefit of any other person, and:

          (a) is purchasing a sufficient number of Special Warrants so that the beneficial purchaser has an aggregate acquisition cost for such Special Warrants of not less than $97,000, or

          (b) is recognized or designated as an exempt purchaser under applicable securities legislation, and the Subscriber is a trustee or agent with due and proper authority to execute this agreement and all other documentation in connection with the purchase on behalf of the beneficial purchaser, and

     (viii)  neither  the  Subscriber  nor any  purchaser  on whose  behalf  the
          Subscriber  is  acting  has  been  formed,  created,   established  or
          incorporated or used primarily to permit a group of individuals to purchase securities without a prospectus unless each individual is purchasing securities having an aggregate acquisition cost of at least $97,000, and

     (ix) the Subscriber and any purchaser on whose behalf the Subscriber is acting acknowledges that, as the Special Warrants are subject to a hold period under applicable British Columbia securities legislation and pursuant to British Columbia Securities Commission Blanket Order BOR#95/17, an initial trade report in the appropriate form in respect of the resale of the Special Warrants or of the Debentures acquired on the exercise thereof, must be filed within ten days of the initial trade of such securities.

7. if the Subscriber is subject to the applicable securities legislation of the Province of Alberta, it is one of the following:


144554\0514777.WP
                                                     - 11 -

     (i) the Federal Business Development Bank incorporated under the Federal Business Development Act (Canada) or a bank, or

     (ii) a loan corporation, trust corporation, treasury branch or credit union or a subsidiary of such persons where such persons own beneficially all of the voting securities of that subsidiary, or

     (iii)an insurance company licensed under the Insurance Act (Alberta) or a subsidiary of such insurance company where such insurance company owns beneficially all of the voting securities of the subsidiary, or

     (iv) the Government of Canada, the Government of Alberta or the Government of any other province, or

     (v)  a municipal corporation or public board or commission in Canada, or

     (vi) is recognized or designated as an exempt purchaser under applicable securities legislation and is not an individual or is purchasing a sufficient number of Special Warrants such that the aggregate acquisition cost to the Subscriber of such Special Warrants is not less than $97,000, or

     (vii)in the case of the purchase of Special Warrants by the Subscriber as agent for a disclosed principal, each beneficial purchaser of such Special Warrants for whom the Subscriber is acting is purchasing as principal for its own account, and not for the benefit of any other person and not with a view to the resale or distribution of all or any of the Special Warrants, and

          (a) is purchasing a sufficient number of Special Warrants so that such beneficial purchaser has an aggregate acquisition cost of not less than $97,000 for such Special Warrants; or

          (b) is recognized or designated as an exempt purchaser under applicable securities legislation and is not an individual, and the Subscriber is an agent with due and proper authority to execute this agreement and all documentation in connection with the purchase on behalf of the beneficial purchaser, or

     (viii) in the case of the purchase of Special Warrants by the Subscriber as a trustee or as agent for a principal which is undisclosed or identified by account number only, the Subscriber is a trust corporation as defined in the securities legislation of the Province of Alberta trading as a trustee or an agent for accounts that are fully managed by the Subscriber or a portfolio manager or a person or a company trading as an agent that is exempt from registration as a portfolio manager under applicable securities legislation for accounts that are fully managed by the Subscriber and the

144554\0514777.WP
                                                     - 12 -
     beneficial purchaser of the Special Warrants for whom the Subscriber is acting is an individual or corporation and is purchasing as principal for its own account, not for the benefit of any other person, and:

               (a) is purchasing a sufficient number of Special Warrants so that the beneficial purchaser has an aggregate acquisition cost for such Special Warrants of not less than $97,000, or

               (b) is recognized or designated as an exempt purchaser under applicable securities legislation, and the Subscriber is a trustee or agent with due and proper authority to execute this agreement and all other documentation in connection with the purchase on behalf of the beneficial purchaser, and

     (ix) neither the Subscriber nor any purchaser on whose behalf the Subscriber is acting has been formed, created, established or incorporated for the purpose of permitting the purchase of the Special Warrants without a prospectus by groups of individuals whose individual share of the aggregate acquisition cost is less than $97,000;

8. If the Subscriber is subject to the applicable securities legislation of a Province of Canada or other jurisdiction other than the Provinces of British Columbia, Alberta or Ontario, the Subscriber is purchasing the Special Warrants in accordance with the securities laws applicable thereto and in reliance upon a prospectus exemption contained therein;

9. the Subscriber, or the beneficial purchaser (i), is not a U.S. Person (as defined in Rule 902(o) of Regulation S ("Regulation S") under the 1933 Act, which definition includes, but is not limited to, any natural person resident in the United States, any corporation or partnership incorporated or organized under the laws of the United States, or any estate or trust of which any executor, administrator or trustee is a U.S. Person); (ii) is not purchasing the Special Warrants for the account or benefit of any U.S. Person or for offering, resale or delivery for the account or benefit of any U.S. Person or for the account of any person in any jurisdiction other than the jurisdiction set out in the name and address of the Subscriber below; and (iii) was not offered the Special Warrants in the United States and was outside the United States at the time of execution and delivery of this Subscription Agreement;

10. the Subscriber acknowledges that the Special Warrants, and the Debentures (collectively, the "Securities") have not been registered under the 1933 Act and the Company has no obligation or present intention of filing a registration statement under the 1933 Act in respect of the Securities;


144554\0514777.WP
                                                     - 13 -

11. no U.S. Person, either directly or indirectly, has any beneficial interest in any of the Securities purchased by the Subscriber hereunder, nor do we have any agreement or understanding (written or oral) with any U.S. Person respecting:

     (a) the transfer of any assignment of any rights or interest in any of the Securities;

     (b) the division of profits, losses, fees, commissions or any financial stake in connection with this subscription; or

     (c)  the voting of the Securities;

12. the current structure of this transaction and all transactions and activities contemplated hereunder is not a scheme to avoid the registration requirements of the 1933 Act, without limiting the foregoing, the
     Subscriber hereby acknowledges that the United States Securities and Exchange Commission deems a "scheme" to include, without limitation, the purchase of Securities purchased by the Subscriber hereunder that have an active United States trading market:

     (a) at a discount, with the intention of reselling the Securities into the United States immediately or shortly following the expiration of the 40 day period during which such resales are prohibited under Regulation S; or

     (b) coupled with the purchaser's hedging or taking an offsetting "short" position with respect to such Securities in a United States market;

13. the Subscriber has no intention to distribute either directly or indirectly any of the Securities in the United States or to any U.S. Person;

14. the Subscriber has not and will not engage in any directed selling efforts in the United States in respect of the Securities, including any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States, for the resale of the Securities;

15. the Subscriber agrees that if it decides to offer, sell or otherwise transfer the Securities as permitted according to their terms, the same may be offered, sold or otherwise transferred only:

     (a)  to the Company;

     (b)  in accordance with Rule 904 of Regulation S under the 1933 Act;

     (c) with the prior written consent of the Company, pursuant to another applicable exemption from registration under the 1933 Act; provided an opinion of counsel of recognized standing reasonably satisfactory to the Company is delivered; or


144554\0514777.WP
                                                     - 14 -

     (d) pursuant to an effective registration statement under the 1933 Act, in each case in accordance with applicable state securities laws;

16. the Subscriber understands and acknowledges that upon the initial issuance thereof, and until such time as the same is no longer required under the 1933 Act or applicable state securities laws, the certificates representing the Securities, and all certificates issued in exchange therefor or in substitution thereof, shall bear the following legends:

                           THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE United States SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE ISSUER THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE ISSUER,
                           (B) OUTSIDE THE United States in accordance with RULE 904 OF REGULATION S UNDER THE 1933 ACT, (C) WITH THE PRIOR WRITTEN CONSENT OF THE ISSUER, PURSUANT TO ANOTHER APPLICABLE EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT; PROVIDED AN OPINION OF COUNSEL OF RECOGNIZED STANDING REASONABLY SATISFACTORY TO THE ISSUER IS DELIVERED

                  and further certifies that the certificates representing the Securities, and all certificates issued in exchange therefor or in substitution thereof, shall bear the following legend:

                           THE SECURITIES REPRESENTED HEREBY
                           MAY NOT BE EXERCISED BY OR ON
                           BEHALF OF ANY U.S. PERSON UNLESS
                           REGISTERED UNDER THE 1933 ACT OR AN
                           EXEMPTION FROM SUCH REGISTRATION
                           IS AVAILABLE.

                  If the Securities are being sold in accordance with paragraph 15 (b) above, the legend or legends may be removed by providing a declaration to the registrar and transfer agent to the following effect (or as the Company may prescribe from time to time):

          The undersigned (A) acknowledges that the sale of the Securities to which this declaration relates is being made in reliance upon Rule 904 of Regulation S under the United

144554\0514777.WP
                                                     - 15 -

                           States Securities Act of 1933, as amended (the "1933 Act") and (B) certifies that (1) it is not an affiliate (as defined in Rule 405 under the 1933 Act) of Dakota Mining Corporation, (2) the offer of such securities was not made to a person in the United States and either (A) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believe that the buyer was outside the United States, or (B) the transaction was executed on or through the facilities of The Toronto Stock Exchange, the Montreal Exchange, the Vancouver Stock Exchange or the Alberta Stock Exchange and neither the seller nor any affiliate of the seller nor any person acting on any of their behalf has engaged or will engage in any directed selling efforts in the United States in connection with the offer and sale of such securities, (4) the sale is bona fide and not for the purpose of "washing off" the resale restrictions imposed because the securities are "restricted securities" (as such term is defined in Rule 144(a)(3) under the 1933 Act, (5) the seller does not intend to replace the securities sold in reliance on Rule 904 of the 1933 Act with fungible unrestricted securities and (6) the contemplated sale is not a transaction, or part of a series of transactions which, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the 1933 Act. Terms used herein have the meanings given to them by Regulation S.

17. the Subscriber understands and acknowledges that the Company shall instruct the transfer agent for the Securities not to record a transfer without first being notified by the Company that it is satisfied that such transfer is exempt from or not subject to registration under the 1933 Act and applicable state securities laws.

18. the Subscriber confirms and acknowledges that the term sheet attached hereto is the definitive term sheet and we have relied on it, and not any prior term sheet (if any), to make our investment decision.

19. if the Subscriber or any purchaser on whose behalf the Subscriber is acting is not resident in Canada, such person will:

     (a) not sell or otherwise dispose of the Special Warrants or the Debentures issuable upon exercise of the Special Warrants, except in accordance with applicable Canadian laws; and

     (b) if such person sells or otherwise disposes of the Special Warrants or the Debentures upon exercise of the Special Warrants to a person other than

144554\0514777.WP
                                                     - 16 -
          a resident of Canada, such person covenants to obtain from such purchaser a covenant in the same form as provided herein;

20. this agreement has been duly authorized, executed and delivered by, and constitutes a legal, valid, binding and enforceable obligation of, the Subscriber or the beneficial purchaser for whom the Subscriber is purchasing;

21. if an individual, the Subscriber has attained the age of majority and in every case is legally competent to execute this agreement and to take all actions required pursuant hereto; and

22. the Subscriber is capable of assessing the proposed investment as a result of the Subscriber's experience or as a result of advice received from a registered person other than the Company or an affiliate thereof;

23. the Subscriber is not an insider of the Company as defined under the Securities Act (Ontario).

9.                Reliance Upon Representations, Warranties and Covenants

                  The Subscriber acknowledges that the representations and warranties and covenants contained in this Subscription Agreement and in the Schedules hereto are made with the intent that they may be relied upon by the Company and the Agent to, among other things, determine its eligibility or (if applicable) the eligibility of others on whose behalf it is contracting hereunder to purchase the Special Warrants and the Subscriber hereby agrees to indemnify the Company and the Agent and any person who controls the Company and the Agent against all losses, claims, costs, expenses and damages or liabilities which they may suffer or incur which are caused by or arise from, directly or indirectly, their reliance thereon. The Subscriber further agrees that by accepting the Special Warrants the Subscriber shall be representing and warranting that the foregoing representations and warranties are true as at the Closing Time with the same force and effect as if they had been made by the Subscriber at the Closing Time and that they shall survive the purchase by the Subscriber of the Special Warrants and shall continue in full force and effect notwithstanding any subsequent disposition by him of the Special Warrants or the Debentures.

10.               The Agent

                  The Subscriber understands that upon completion of the purchase from the Company of the Special Warrants, the Agent will receive from the Company a cash commission equal to 6% of the gross proceeds received by the Company from the sale of the Special Warrants to be sold under the Offering. No other fee or commission is payable by the Company in connection with the sale of the Special Warrants. The Subscriber further understands that the Agent, its directors, officers, employees and affiliates may, from time to time, hold positions in securities of the Company.


144554\0514777.WP
                                                     - 17 -

11.               Contractual Right of Action for Rescission

                  In the event that a holder of Special Warrants, who acquires the Debentures upon the exercise of the Special Warrants as provided for in the Prospectus, is or becomes entitled under the Securities Act (Ontario), the Securities Act (British Columbia) the Securities Act (Alberta) or securities laws of any other jurisdiction to the remedy of rescission by reason of the Prospectus or any amendment thereto containing a misrepresentation, such holder shall be entitled to rescission not only of the holder's exercise of its Special Warrant(s) but also of the private placement transaction pursuant to which the Special Warrants were initially acquired, and shall be entitled in connection with such rescission to a full refund of all consideration paid on the acquisition of the Special Warrants. In the event such holder is a permitted assignee of the interest of the original Special Warrants subscriber, such permitted assignee shall be entitled to exercise the rights of rescission and refund granted hereunder as if such permitted assignee were such original subscriber. The foregoing is in addition to any other right or remedy available to a holder of Special Warrants under Section 130 of the Securities Act
(Ontario), or otherwise at law or pursuant to the applicable securities regulatory requirements of the Qualifying Jurisdictions.

12.               Costs

                  All costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the sale of the Special Warrants to the Subscriber shall be borne by the Subscriber.

13.  Appointment of Canaccord Capital Corporation as Subscriber's Agent

          The Subscriber, on its own behalf and (if applicable) on behalf of others for whom the Subscriber is contracting hereunder, hereby:

     (a) irrevocably authorizes Canaccord Capital Corporation, to negotiate and settle the form of the Special Warrant Indenture and any other agreement to be entered into in connection with this transaction and to waive on its own behalf and on behalf of the purchasers of Special Warrants in whole or in part, or extend the time for compliance with, any of the closing conditions in such manner and on such terms and conditions as Canaccord Capital Corporation may determine, acting reasonably, without in any way affecting the Subscriber's obligations or the obligations of such others hereunder;

     (b) acknowledges and agrees that Canaccord Capital Corporation and the Company may vary, amend, alter or waive, in whole or in part, one or more of the conditions or covenants to be set forth in the Agency Agreement in such manner and on such terms and conditions as it may determine, acting reasonably, without affecting in any way the Subscriber's or such others' obligations hereunder; provided, however, that Canaccord Capital Corporation shall not vary, amend, alter or waive any such condition where to do so would result in a material change to any of the material attributes of the Special Warrants described herein; and

144554\0514777.WP
                                                     - 18 -

         (c) irrevocably authorizes Canaccord Capital Corporation to swear, accept, execute, file and record any documents (including receipts) necessary to accept delivery of the Special Warrants on the Closing Date and to terminate this subscription on behalf of the Subscriber in the event that any condition precedent of the Offering has not been satisfied.

14.               Appointment of Trustee

                  The Subscriber hereby directs the Trustee or other suitable party to exercise all of the Special Warrants held by the Subscriber, on the Subscriber's behalf, if the Subscriber has not so exercised all or part of the Special Warrants on or before the Expiry Date, such direction being subject to revocation by the Subscriber at any time by providing the Trustee or other suitable party with written notice of such revocation. The Subscriber acknowledges and agrees that the terms of this Subscription Agreement do not require the Subscriber to give the authorization and direction set forth herein and the Subscriber may elect not to so authorize and direct by deleting this paragraph 14 and placing the Subscriber's initials beside the same at the time the Subscriber executes this Subscription Agreement.

15.               Conditional Upon TSE and ASE Approval

                  Without limitation, this subscription is conditional upon and subject to the Company receiving approval of The Toronto Stock Exchange (the "TSE") and The American Stock Exchange (the "ASE") of this subscription and the transactions contemplated hereby and the acceptance of the listing of the Debentures by the TSE (if so required by the Agent) and the listing of the Shares to be issued upon exercise of the Debentures on the ASE and the TSE.

16.               Facsimile Subscriptions

                  The Company and the Agent will be entitled to rely upon delivery by facsimile machine of an executed copy of this Subscription Agreement and acceptance of the Company of such facsimile copy will be legally effective to create a valid and binding agreement between the Subscriber and the Company in accordance with the terms hereof.

17.               Governing Law

                  This Subscription Agreement is governed by the laws of the Province of British Columbia and the federal laws of Canada applicable therein.

18.               Survival

                  This Subscription Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the Subscriber notwithstanding the completion of the purchase of the Special Warrants by the Subscriber pursuant hereto, the issuance of Special Warrants by the Company and any subsequent disposition by the Subscriber of the Special Warrants, or the Debentures.


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                                                     - 19 -

19.               Assignment

                  This Subscription Agreement is not transferable or assignable by the parties hereto.

20.               Time of the Essence

                  Time shall be of the essence of this Subscription Agreement.

21.               Entire Agreement

                  This Subscription Agreement contains the entire agreement of the parties hereto relating to the subject matter hereof and there are no representations, covenants or other agreements relating to the subject matter hereof except as otherwise stated or referred to herein.

22.               Language

                  The Subscriber hereby acknowledges that it has consented and requested that all documents evidencing or relating in any way to the sale of Special Warrants be drawn up in the English language only. Nous, soussignes, reconnaissans par les presentees avoir consenti et exige que tous les documents faisant foi ou se rapportant de quelqu maniere a la vente de ces warrants soient re diges en langue anglaise seulement.

                  IN WITNESS WHEREOF the Subscriber has duly executed this subscription as of the date first above mentioned.

Number of Special Warrants to be purchased at Cdn.$1,000 each:

Total Purchase Price:


                    (Name of Subscriber - Please type or print)


                    (Signature and, if applicable, Office)


                             (Address of Subscriber)


                                            (City, Province, Postal Code)

                  If the Subscriber is signing as agent for a principal, and the Subscriber is not a trust company signing as trustee or as an agent for a fully-managed account, please complete the following:


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                                                     - 20 -

                    (Name of Beneficial Purchaser - Please type or print)


                    (Address of Beneficial Purchaser)


                                            (City, Province, Postal Code)


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                                                     - 21 -

                                                    ACCEPTANCE

                  The above-mentioned Subscription Agreement is hereby accepted and agreed to by Dakota Mining Corporation.

                    DATED at Toronto, Ontario, the day of February, 1997.

                                            DAKOTA MINING CORPORATION

                         Per: Authorized Signing Officer


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                                                     - 22 -

                                                   SCHEDULE "A"


                                             DAKOTA MINING CORPORATION


                                                    Term Sheet

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                                                     - 23 -

SCHEDULE I

THE TORONTO STOCK EXCHANGE

PRIVATE PLACEMENT QUESTIONNAIRE AND UNDERTAKING

To be completed by each proposed private placement purchaser of listed securities or securities which are convertible into listed securities.

1.       DESCRIPTION OF TRANSACTION

         (a)      Name of issuer of the securities    DAKOTA MINING CORPORATION

         (b)      Number and class of securities to be purchased:

                  Special Warrants each exchangeable for one $1,000 principal amount 7.5% unsecured subordinated convertible debenture

         (c)      Purchase Price: (Cdn.)$1,000

2.       DETAILS OF PURCHASER

          (a)  Name of Purchaser:



          (b)  Address:



          (c) Names and addresses of persons having a greater than 10% beneficial interest in the Purchaser:





3.       RELATIONSHIP TO ISSUER

          (a) Is the Purchaser (or any person named in response to 2(c) above) an insider of the Issuer for the purposes of the Ontario Securities Act (before giving effect to this private placement)? If so, state the capacity in which the Purchaser (or person named in response to 2(c)) qualifies as an insider:




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                                                     - 24 -

          (b) If the answer to (a) is "no", are the Purchaser and the Issuer controlled by the same person or company? If so, give details:





4.       DEALINGS OF PURCHASER IN SECURITIES OF THE ISSUER

         Give details of all trading by the Purchaser, as principal, in the securities of the Issuer (other than debt securities which are not convertible into equity securities), directly or indirectly, within the 90 days preceding the date hereof:



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                                                     - 25 -

          This undertaking is to be used when the private placement is for special warrants

                                                    UNDERTAKING

TO:      The Toronto Stock Exchange

The undersigned has subscribed for an agreed to purchase, as principal, the securities described in Item 1 of this Private Placement Questionnaire and Undertaking.

The undersigned undertakes not to sell or otherwise dispose of any of the said securities so purchased or any securities derived therefrom for a period equal to the lesser of:

          (a) six months from the date of the closing of the transaction herein or for such period as is prescribed by applicable securities legislation, whichever is longer; and

          (b) a period ending on the date that a receipt for a final prospectus relating to the said securities or any securities derived therefrom has been issued by the Ontario Securities Commission,

without the prior consent of The Toronto Stock Exchange and any other regulatory body having jurisdiction.


DATED AT:

                                            (Name of Purchaser - please print)

this        day of 1997

                             (Authorized Signature)



                                            (Official Capacity - please print)



                                            (please    print    here   name   of
                                            individual  whose signature  appears
                                            above  if  different  from  name  of
                                            purchaser printed above)


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                                                     - 26 -

                                                   SCHEDULE "II"

Dakota Mining Corporation
410 Seventeenth Street
Denver, CO
80202
U.S.A.

Dear Sirs:

Re:      Dakota Mining Corporation
         Private Placement of Special Warrants

          1. Number of Special Warrants at Cdn.$1,000.00 for an aggregate subscription price of $ .

          2. Delivery - please deliver the Special Warrant certificate(s) at the address appearing above unless indicated otherwise below:

          3. Registration - registration of the single certificate which is to be delivered at Closing should be made as follows:


               (name)


               (address)


          4. The undersigned hereby acknowledges that it will deliver to the Company all such additional completed forms in respect of the Subscribers' purchase of Special Warrants of the Company as may be required for filing with the appropriate securities commissions and regulatory authorities and stock exchanges.

DATED:  , 1997.

                               (name of purchaser)

                                            Per:
                                                     (signature)


                                                     (position)


In case more than one Special Warrant certificate is to be delivered at closing, please complete a Schedule "II" for each certificate to be delivered.

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                                                     - 27 -

                                                  SCHEDULE "III"

This is the form required under section 135 of the Rules and, if applicable, by an order issued under section 59 of the Securities Act.

                                                   FORM 20A(IP)
                                                  Securities Act
                                      Acknowledgment of Individual Purchaser

     1. I have agreed to purchase from Dakota Mining Corporation (the "Issuer") [number and description of securities] (the "Securities") of the Issuer.

     2. I am purchasing the Securities as principal and, on closing of the agreement of purchase and sale, I will be the beneficial owner of the Securities.

     3.   I  [circle  one]   have/have  not  received  an  offering   memorandum
          describing the Issuer and the Securities.

     4.   I acknowledge that:

          (a) no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities, AND (b) there is no government or other insurance covering the Securities, AND
               (c) I may lose all of my investment, AND (d) there are restrictions on my ability to resell the Securities and it is my responsibility what those restrictions are and to comply with them before selling the Securities, AND (e) I will not receive a prospectus that the British Columbia Securities Act (the "Act") would otherwise require be given to me because the Issuer has advised me that it is relying on a prospectus exemption, AND (f) because I am not purchasing the Securities under a prospectus, I will not have the civil remedies that would otherwise be available to me, AND (g) the Issuer has advised me that it is using an exemption from the requirement to sell through a dealer registered under the Act, except purchases referred to in paragraph 5(g), and as a result do not have the benefit of any protection that might have been available to me by having a dealer act on my behalf.

5.       I also acknowledge that:  [circle one]:

          (a) I am purchasing Securities that have an aggregate acquisition cost of $97,000 or more, OR

          (b) my net worth jointly with my spouse at the date of the agreement of purchase and sale of the security, is not less than $400,000, OR

          (c) my annual net income before tax is not less than $75,000, or my annual net income before tax jointly with my spouse is not less than $125,000, in each of the two most recent calendar years, and I reasonably expect to have annual net

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                                                     - 28 -
          income before tax of not less than $75,000 or annual net income before tax jointly with my spouse of not less than $125,000 in the current calendar year, OR

          (d)  I am registered under the Act, OR

          (e) I am a spouse, parent, brother, sister or child of a senior officer or director of the Issuer, or of an affiliate of the Issuer, OR

          (f) I am a close personal friend of a senior officer or director of the Issuer, or of an affiliate of the Issuer, OR

          (g) I am purchasing securities under section 128(c) ($25,000 registrant required) of the Rules, and I have spoke to a person, [Name of registered person: (the "Registered Person")] who has advised me that the Registered Person is registered to trade or advise in the Securities and that the purchase of the Securities is a suitable investment for me.

6. If I am an individual referred to in paragraph 5(b), 5(c), or 5(d), I acknowledge that, on the basis of information about the Securities furnished by the Issuer, I am able to evaluate the risks and merits of the Securities because: [circle one]:

          (a)  of my financial, business or investment experience, OR

          (b) I have received advice from a person [Name of Adviser: (the "Adviser") who has advised me that the Adviser is:

               (i) registered to advise, or exempted from the requirement to be registered to advise, in respect of the Securities, and

               (ii) not an adviser of, or in a special  relationship  with,  the
                    Issuer.

The statements made in this report are true.


DATED,                     199 .


                             Signature of Purchaser


                                Name of Purchaser


                              Address of Purchaser



144554\0514777.WP
                                                     - 29 -

               1/24/97-3

                                             DAKOTA MINING CORPORATION

                                              SUBSCRIPTION AGREEMENT

                                           (For United States Residents)

               February 4, 1997

TO:               DAKOTA MINING CORPORATION

AND TO:           SCOTIA CAPITAL MARKETS (USA) INC. AND CANACCORD CAPITAL
                  CORPORATION

RE:               SUBSCRIPTION FOR AND PURCHASE OF SPECIAL WARRANTS
                  OF DAKOTA MINING CORPORATION

                  Reference is made to an engagement letter (the "Engagement Letter" dated December 23, 1996 between Dakota Mining Corporation (the
"Company") and Canaccord Capital Corporation (the "Agent") providing for the issuance and sale by the Company to purchasers of between 20,000 and 25,000 special warrants (the "Special Warrants") for a consideration of Cdn.$1,000.00 per Special Warrant (the "Offering") on the terms and conditions set forth in the Engagement Letter. A copy of a term sheet (the "Term Sheet") outlining the features of the Special Warrants and certain terms contained in the Engagement Letter is attached as Schedule "A" hereto. Pursuant to the Engagement Letter, the Company and the Agent will enter into a definitive agency agreement (the "Agency Agreement") which shall set forth certain terms relating to the Special Warrants. The Special Warrants are being offered pursuant to section 4(2) of the United States Securities Act of 1933 by Scotia Capital Markets (USA) Inc.

1.                Subscription

                  The undersigned (the "Subscriber") hereby irrevocably subscribes for and agrees to purchase, subject to the terms and conditions set forth herein, that number of Special Warrants of the Company set out above the Subscriber's name on page 8 hereof at a price of Cdn.$1,000.00 per Special Warrant. The Subscriber understands that the Special Warrants subscribed for constitute a portion of an offering of between 20,000 and 25,000 Special Warrants by the Company, pursuant to the terms of the Agency Agreement under which the Agent will offer the Special Warrants for sale on a best efforts basis, on behalf of the Company.

2.                Description of Special Warrants

                  The Special Warrants shall be created and issued pursuant to a special warrant indenture (the "Special Warrant Indenture") between Montreal Trust Company of Canada, as trustee (the "Trustee"), and the Company to be dated as of the Closing Date (as hereinafter defined). The specific attributes of the Special Warrants shall be set forth in the Special Warrant Indenture, which shall provide, among other things, that the holders of Special Warrants shall

144554\0514777.WP
be entitled to receive, without payment of any additional consideration, upon exercise of each Special Warrant in accordance with the terms of the Special Warrant Indenture, one $1,000 principal amount unsecured convertible debenture of the Company (each, a "Debenture" and collectively, the "Debentures") subject to adjustment as described herein. Upon maturity or redemption of the Debentures, the Company will have the option, subject to prior notice, to repay the principal amount of the Debentures in cash or in common shares of the Company (the "Common Shares" or "Shares").

                  The Special Warrants shall be exchangeable at the option of the holder at any time on or before 5:00 p.m. (Vancouver time) on the earlier of
(a) the 5th business day after a receipt is issued by the last of the securities regulatory authorities in each of the Qualifying Jurisdictions (as hereinafter defined) for the final prospectus (the "Prospectus") qualifying the issuance (the "Prospectus Qualification") of the Debentures and (b) February 4, 1998 (the earlier of such dates hereinafter referred to as the "Expiry Date"). All of the net proceeds (after deducting the commission payable to the Agent on closing) will be escrowed on closing. The amount of U.S.$5,000,000 will be released to the Company provided that certain conditions relating to the Merger (as hereinafter defined) are fulfilled to the satisfaction of the Agent. The balance of the net proceeds will remain escrowed subject to the completion of the proposed merger involving USMX Inc. and the Company (the "Merger") and obtaining the requisite shareholder approval (the "Shareholder Approval") to the issue. The escrowed proceeds shall not be released to the Company unless and until the Shareholder Approval is obtained and the Merger occurs on terms described in a letter agreement between the Company and USMX Inc., dated January 3, 1997 (the "Merger Agreement") and which are otherwise acceptable to the Agent. Any Special Warrants not exercised by the Expiry Date shall be exercised by the Trustee on behalf of the holder immediately prior thereto without any further action on the part of the holder as described herein.

                  The Company shall undertake to file the Prospectus and obtain receipts therefor from the applicable securities regulatory authorities in British Columbia, Alberta, Ontario and in each of the provinces of Canada in which Subscribers are resident as applicable (the "Qualifying Jurisdictions") not later than the later of May 31, 1997 and the date which falls 120 days from the Closing Date (as hereinafter defined), or such later date as may be designated by the Agent (the "Qualification Deadline").

                  Subject to the Redemption Obligation and the Redemption Option as discussed below, in the event that receipts for the Prospectus are not obtained prior to the Qualification Deadline, the terms of the Debentures shall provide that the holders shall be entitled to acquire, for no additional consideration, 1.10 Common Shares for every Share of the Company otherwise issuable as and at such time as the Debentures are converted.

                  In the  event  that  the  Shareholder  Approval  has not  been obtained on a date (the "Shareholder Approval Date") which occurs on or before April 30, 1997 (the "Shareholder Qualification Deadline"), unless the Shareholder Qualification Deadline is extended up to May 31, 1997 in accordance with the Merger Agreement, the number of Special Warrants proportionate to the Escrow Proceeds shall be subject to automatic redemption by the Company (the "Redemption Obligation") and, unless the holders elect to keep their Special Warrants outstanding, holders of such Special Warrants who do not so elect will receive the Escrow

144554\0514777.WP
                                                     - 2 -

Proceeds for their Special Warrants at the issue price plus interest earned thereon (on a pro rata basis if the Redemption Obligation exceeds the available Escrow Proceeds). The Special Warrants of those holders which were not repurchased pursuant to the Redemption Obligation shall remain outstanding until the earlier of February 4, 1998 and the date on which the Shareholder Approval is obtained or no longer required, provided that Special Warrants whose exchange into Debentures requires Shareholder Approval may not be exchanged for Debentures until such Shareholder Approval is obtained or no longer required.

                  In the event that the Merger does not place on or before the Qualification Deadline, the holders of the Special Warrants shall have the option (the "Redemption Option") for a period of five business days after the Qualification Deadline to cause the Company to redeem their Special Warrants by giving notice to the Company or otherwise tendering their Special Warrants to the Company, which shall be redeemed and paid for with the Escrow Proceeds together with interest earned thereon. If the Escrow Proceeds are insufficient for the redemption of all of the Special Warrants to which such notice relates or so tendered, then the Special Warrants to be redeemed shall be redeemed on a pro rata basis.

                  The Special Warrants, and the Debentures have not been and will not be registered under the United States Securities Act of 1933, as amended (the "1933 Act), and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. Persons unless they are registered under the 1933 Act, or an exemption from the registration requirements of the 1933 Act is available.

                  The foregoing description of the Special Warrants is a summary only and is subject to the detailed provisions of the Special Warrant Indenture under which such securities shall be issued. In the event of a conflict, the provisions of the Special Warrant Indenture shall prevail.

3.                Payment

                  The aggregate amount payable by the Subscriber in respect of the Special Warrants (the "Subscription Price") must accompany this Subscription Agreement and shall be made in Canadian dollars by certified cheque or bank draft drawn on a Canadian chartered bank and payable to Canaccord Capital Corporation or payable in such other manner as may be specified by the Agent to be dealt with in accordance with the provisions set forth herein.

4.                Questionnaire and Undertaking and Direction

                  The Subscriber must complete, sign and return the following documents along with two (2) executed copies of this Subscription Agreement to any of the Agent as soon as possible:

     (a) Schedule I, a questionnaire and undertaking required by The Toronto Stock Exchange on which the Debentures will be listed; and

     (b) Schedule II, a direction with respect to registration and delivery instructions.


144554\0514777.WP
                                                     - 3 -

                  The Company will file the questionnaires and undertakings of Subscribers whose subscriptions are accepted by the Company with The Toronto Stock Exchange.

5.                Other Documentation

                  The Subscriber may also be required to execute any further documentation as required by The Toronto Stock Exchange or The American Stock Exchange or under securities legislation or by other regulatory authorities in the Qualifying Jurisdictions, the United States or the jurisdiction in which the Subscriber is resident and covenants and agrees to do so upon request by the Company or the Agent.

6.                Closing

                  Delivery and payment for the Special Warrants (the "Closing") will be completed at the offices of McCarthy Tetrault, Barristers & Solicitors, Suite 4700, Toronto Dominion Tower, Toronto-Dominion Centre, Toronto, Ontario M5K 1E6 at 12:00 a.m. (Toronto time) (the "Closing Time") on February 4, 1997 or such earlier or later date or time on or before February 21, 1997 as the Company and the Agent shall mutually agree (the "Closing Date").

                  Certificates representing the Special Warrants (individually, a "Special Warrant Certificate" and collectively, the "Special Warrant Certificates") will be available for delivery against payment to the Company of the Subscription Price in the manner specified below.

                  It is a condition of Closing that all necessary regulatory approvals be obtained and the documents completed in accordance with Section 4 hereof be received prior to the Closing Date. By its execution of this Subscription Agreement, the Company hereby agrees with the Subscriber that the Subscriber shall have the benefit of the following provisions set forth in the Agency Agreement:

     (a) the representations and warranties made by the Company to the Agent and the undersigned as a purchaser of the Special Warrants; and

     (b) the covenants of the Company in favour of the Agent and the undersigned as a purchaser of the Special Warrants;

which representations or warranties, covenants and conditions are hereby incorporated by reference such that they form an integral part of this Subscription Agreement and all of which shall survive the closing of the purchase and sale of the Special Warrants and shall continue in full force and effect for the benefit of the Subscriber for the period set forth in the Agency Agreement.

7.                Prospectus Exemptions

                  The sale and delivery of the Special Warrants to the Subscriber is conditional upon such sale being exempt from the requirements as to the filing of a prospectus and as to the delivery of an offering memorandum as defined in the applicable securities legislation or upon

144554\0514777.WP
                                                     - 4 -
the issuance of such rulings, orders, consents or approvals as may be required to permit such sale without the requirement of filing a prospectus or delivering an offering memorandum.

                  The Subscriber acknowledges and agrees that: (a) it (or others for whom it is contracting hereunder) was not provided with, has not requested, and does not need to receive, a prospectus or an offering memorandum as defined in the applicable securities legislation or similar document; (b) its decision to execute this subscription agreement and to purchase the Special Warrants agreed to be purchased hereunder (or by others for whom it is contracting hereunder) has not been based upon any verbal or written representations as to fact or otherwise made by or on behalf of the Company, the Agent or any other person or company and that its decision (or the decision of others for whom it is contracting hereunder) is based entirely upon the Term Sheet and publicly available information concerning the Company which was obtained by the Subscriber and not provided to it by either the Company or the Agent; (c) the sale of the Special Warrants was not accompanied by any advertisement in printed media of general and regular paid circulation, radio or television or any form of advertisement or as part of a general solicitation; and (d) it (or others for whom it is contracting hereunder) has been advised to consult its own legal advisors with respect to applicable resale restrictions and it (or others for whom it is contracting hereunder) is solely responsible (and neither the Company nor the Agent is in any way responsible) for compliance with applicable resale restrictions.

                  The Subscriber acknowledges and agrees that the Special Warrants, and the Debentures issuable upon exercise of the Special Warrants are subject to statutory hold periods during which these securities may not be offered, resold or otherwise transferred in Canada, the United States or elsewhere except in compliance with applicable securities laws and the requirements of applicable stock exchanges and that the Subscriber shall not so offer, resell or otherwise transfer these securities except in compliance with applicable securities laws and the requirements of applicable stock exchanges. The Subscriber confirms that no representation has been made respecting the applicable hold periods for the Special Warrants. Subscribers are advised to consult with their own legal advisers in connection with any applicable resale restrictions.

8.                Representations, Warranties and Covenants of the Subscriber

                  The Subscriber hereby represents and warrants to the Company and the Agent (which representations and warranties shall survive closing) that:

     1. the Subscriber and any beneficial purchaser for whom the Subscriber is acting is resident in the jurisdiction set out below your signatures on page 8;

     2. the Subscriber is not an insider of the Company as defined under the Securities Act (Ontario); and

     3. the statements made in Schedule "B" are true and correct as at the date thereof.


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                                                     - 5 -

9.                Reliance Upon Representations, Warranties and Covenants

                  The Subscriber acknowledges that the representations and warranties and covenants contained in this Subscription Agreement and in the Schedules hereto are made with the intent that they may be relied upon by the Company and the Agent to, among other things, determine its eligibility or (if applicable) the eligibility of others on whose behalf it is contracting hereunder to purchase the Special Warrants and the Subscriber hereby agrees to indemnify the Company and the Agent and any person who controls the Company or the Agent against all losses, claims, costs, expenses and damages or liabilities which they may suffer or incur which are caused by or arise from, directly or indirectly, their reliance thereon. The Subscriber further agrees that by accepting the Special Warrants the Subscriber shall be representing and warranting that the foregoing representations and warranties are true as at the Closing Time with the same force and effect as if they had been made by the Subscriber at the Closing Time and that they shall survive the purchase by the Subscriber of the Special Warrants and shall continue in full force and effect notwithstanding any subsequent disposition by him of the Special Warrants or the Debentures.

10.               The Agent

                  The Subscriber understands that upon completion of the purchase from the Company of the Special Warrants, the Agent will receive from the Company a cash commission equal to 6% of the gross proceeds received by the Company from the sale of the Special Warrants to be sold under the Offering. No other fee or commission is payable by the Company in connection with the sale of the Special Warrants. The Subscriber further understands that the Agent, its directors, officers, employees and affiliates may, from time to time, hold positions in securities of the Company.

11.               Contractual Right of Action for Rescission

                  In the event that a holder of Special Warrants, who acquires the Debentures upon the exercise of the Special Warrants as provided for in the Prospectus, is or becomes entitled under the Securities Act (British Columbia), the Securities Act (Alberta) or the Securities Act (Ontario) or the securities laws of any other jurisdiction to the remedy of rescission by reason of the Prospectus or any amendment thereto containing a misrepresentation, such holder shall be entitled to rescission not only of the holder's exercise of its Special Warrant(s) but also of the private placement transaction pursuant to which the Special Warrants were initially acquired, and shall be entitled in connection with such rescission to a full refund of all consideration paid on the acquisition of the Special Warrants. In the event such holder is a permitted assignee of the interest of the original Special Warrants subscriber, such permitted assignee shall be entitled to exercise the rights of rescission and refund granted hereunder as if such permitted assignee were such original subscriber. The foregoing is in addition to any other right or remedy available to a holder of Special Warrants under Section 130 of the Securities Act
(Ontario), or otherwise at law or pursuant to the applicable securities regulatory requirements of the Qualifying Jurisdictions.


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                                                     - 6 -

12.               Costs

                  All costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the sale of the Special Warrants to the Subscriber shall be borne by the Subscriber.

13.  Appointment of Canaccord Capital Corporation as Subscriber's Agent

                  The Subscriber, on its own behalf and (if applicable) on behalf of others for whom the Subscriber is contracting hereunder, hereby:

     (a) irrevocably authorizes Canaccord Capital Corporation, to negotiate and settle the form of the Special Warrant Indenture and any other agreement to be entered into in connection with this transaction and to waive on its own behalf and on behalf of the purchasers of Special Warrants in whole or in part, or extend the time for compliance with, any of the closing conditions in such manner and on such terms and conditions as Canaccord Capital Corporation may determine, acting reasonably, without in any way affecting the Subscriber's obligations or the obligations of such others hereunder;

     (b) acknowledges and agrees that Canaccord Capital Corporation and the Company may vary, amend, alter or waive, in whole or in part, one or more of the conditions or covenants set forth in the Agency Agreement in such manner and on such terms and conditions as it may determine, acting reasonably, without affecting in any way the Subscriber's or such others' obligations hereunder; provided, however, that Canaccord Capital Corporation shall not vary, amend, alter or waive any such condition where to do so would result in a material change to any of the material attributes of the Special Warrants described herein; and

     (c) irrevocably authorizes Canaccord Capital Corporation to swear, accept, execute, file and record any documents (including receipts) necessary to accept delivery of the Special Warrants on the Closing Date and to terminate this subscription on behalf of the Subscriber in the event that any condition precedent of the Offering has not been satisfied.

14.               Appointment of Trustee

                  The Subscriber hereby directs the Trustee or other suitable party to exercise all of the Special Warrants held by the Subscriber, on the Subscriber's behalf, if the Subscriber has not so exercised all or part of the Special Warrants on or before the Expiry Date, such direction being subject to revocation by the Subscriber at any time by providing the Trustee or other suitable party with written notice of such revocation. The Subscriber acknowledges and agrees that the terms of this Subscription Agreement do not require the Subscriber to give the authorization and direction set forth herein and the Subscriber may elect not to so authorize and direct by deleting this paragraph 14 and placing the Subscriber's initials beside the same at the time the Subscriber executes this Subscription Agreement.

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                                                     - 7 -

15.               Conditional Upon TSE and ASE Approval

                  Without limitation, this subscription is conditional upon and subject to the Company receiving approval of The Toronto Stock Exchange (the "TSE") and The American Stock Exchange (the "ASE") of this subscription and the transactions contemplated hereby and the acceptance of the listing of the Debentures by the TSE (if so required by the Agent) and the listing of the Shares to be issued upon exercise of the Debentures on the ASE and the TSE.

16.               Facsimile Subscriptions

                  The Company and the Agent will be entitled to rely upon delivery by facsimile machine of an executed copy of this Subscription Agreement and acceptance of the Company of such facsimile copy will be legally effective to create a valid and binding agreement between the Subscriber and the Company in accordance with the terms hereof.

17.               Governing Law

                  This Subscription Agreement is governed by the laws of the Province of British Columbia and the federal laws of Canada applicable therein.

18.               Survival

                  This Subscription Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the Subscriber notwithstanding the completion of the purchase of the Special Warrants by the Subscriber pursuant hereto, the issuance of Special Warrants by the Company and any subsequent disposition by the Subscriber of the Special Warrants, or the Debentures.

19.               Assignment

                  This Subscription Agreement is not transferable or assignable by the parties hereto.

20.               Time of the Essence

                  Time shall be of the essence of this Subscription Agreement.

21.               Entire Agreement

                  This Subscription Agreement contains the entire agreement of the parties hereto relating to the subject matter hereof, and there are no representations, covenants or other agreements relating to the subject matter hereof except as otherwise stated or referred to herein.

22.               Language

                  The Subscriber hereby acknowledges that it has consented and requested that all documents evidencing or relating in any way to the sale of Special Warrants be drawn up in the

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                                                     - 8 -

English language only. Nous, soussignes, reconnaissans par les presentees avoir consenti et exige que tous les documents faisant foi ou se rapportant de quelqu maniere a la vente de ces warrants soient re diges en langue anglaise seulement.

                  IN WITNESS WHEREOF the Subscriber has duly executed this subscription as of the date first above mentioned.

Number of Special Warrants to be purchased at Cdn.$1,000 each:

Total Purchase Price:


                                     (Name of Subscriber - Please type or print)


                                          (Signature and, if applicable, Office)


                             (Address of Subscriber)


                                            (City, Province, Postal Code)

                  If the Subscriber is signing as agent for a principal, and the Subscriber is not a trust company signing as trustee or as an agent for a fully-managed account, please complete the following:

                           (Name of Beneficial Purchaser - Please type or print)


                                            (Address of Beneficial Purchaser)


                                            (City, Province, Postal Code)


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                                                     - 9 -

                                                    ACCEPTANCE

                  The above-mentioned Subscription Agreement is hereby accepted and agreed to by Dakota Mining Corporation.

                           DATED at Toronto, Ontario, the day of February, 1997.

                                            DAKOTA MINING CORPORATION

                                            Per:
                           Authorized Signing Officer


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                                                     - 10 -

                                                   SCHEDULE "A"


                                             DAKOTA MINING CORPORATION


                                                    Term Sheet

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                                                     - 11 -

SCHEDULE I

THE TORONTO STOCK EXCHANGE

PRIVATE PLACEMENT QUESTIONNAIRE AND UNDERTAKING

To be completed by each proposed private placement purchaser of listed securities or securities which are convertible into listed securities.

1.       DESCRIPTION OF TRANSACTION

          (a)  Name of issuer of the securities DAKOTA MINING CORPORATION

          (b)  Number and class of securities to be purchased:

                  Special Warrants each exchangeable for one $1,000 principal amount 7.5% unsecured subordinated convertible debenture

          (c)  Purchase Price: (Cdn.)$1,000

2.       DETAILS OF PURCHASER

          (a)  Name of Purchaser:



          (b)  Address:



          (c) Names and addresses of persons having a greater than 10% beneficial interest in the Purchaser:





3.       RELATIONSHIP TO ISSUER

          (a) Is the Purchaser (or any person named in response to 2(c) above) an insider of the Issuer for the purposes of the Ontario Securities Act (before giving effect to this private placement)? If so, state the capacity in which the Purchaser (or person named in response to 2(c)) qualifies as an insider:




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                                                     - 12 -

          (b) If the answer to (a) is "no", are the Purchaser and the Issuer controlled by the same person or company? If so, give details:





4.       DEALINGS OF PURCHASER IN SECURITIES OF THE ISSUER

         Give details of all trading by the Purchaser, as principal, in the securities of the Issuer (other than debt securities which are not convertible into equity securities), directly or indirectly, within the 90 days preceding the date hereof:



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                                                     - 13 -

This undertaking is to be used when the private placement is for special warrants

                                                    UNDERTAKING

TO:      The Toronto Stock Exchange

The undersigned has subscribed for an agreed to purchase, as principal, the securities described in Item 1 of this Private Placement Questionnaire and Undertaking.

The undersigned undertakes not to sell or otherwise dispose of any of the said securities so purchased or any securities derived therefrom for a period equal to the lesser of:

     (a) six months from the date of the closing of the transaction herein or for such period as is prescribed by applicable securities legislation, whichever is longer; and

     (b) a period ending on the date that a receipt for a final prospectus relating to the said securities or any securities derived therefrom has been issued by the Ontario Securities Commission, without the prior consent of The Toronto Stock Exchange and any other regulatory body having jurisdiction.


DATED AT:

                                            (Name of Purchaser - please print)

this        day of 1997

                             (Authorized Signature)



                                            (Official Capacity - please print)



                                            (please    print    here   name   of
                                            individual  whose signature  appears
                                            above  if  different  from  name  of
                                            purchaser printed above)


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                                                     - 14 -

                                                   SCHEDULE "II"

Dakota Mining Corporation
410 Seventeenth Street
Denver, CO
80202
U.S.A.

Dear Sirs:

Re:      Dakota Mining Corporation
         Private Placement of Special Warrants

1. Number of Special Warrants at Cdn.$1,000.00 for an aggregate subscription price of $ .

2. Delivery - please deliver the Special Warrant certificate(s) at the address appearing above unless indicated otherwise below:

3. Registration - registration of the single certificate which is to be delivered at Closing should be made as follows:


         (name)


         (address)


4. The undersigned hereby acknowledges that it will deliver to the Company all such additional completed forms in respect of the Subscribers' purchase of Special Warrants of the Company as may be required for filing with the appropriate securities commissions and regulatory authorities and stock exchanges.

DATED:  , 1997.

                               (name of purchaser)

                                            Per:
                                                     (signature)


                                                     (position)


In case more than one Special Warrant certificate is to be delivered at closing, please complete a Schedule "II" for each certificate to be delivered.

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                                                     - 15 -

                                                  SCHEDULE "III"

This is the form required under section 135 of the Rules and, if applicable, by an order issued under section 59 of the Securities Act.

                                                   FORM 20A(IP)
                                                  Securities Act
                                      Acknowledgment of Individual Purchaser

1. I have agreed to purchase from Dakota Mining Corporation (the "Issuer") [number and description of securities] (the "Securities") of the Issuer.

2. I am purchasing the Securities as principal and, on closing of the agreement of purchase and sale, I will be the beneficial owner of the Securities.

3. I [circle one] have/have not received an offering memorandum describing the Issuer and the Securities.

4.   I acknowledge that:

     (a) no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities, AND

     (b)  there is no government or other insurance covering the Securities, AND

     (c)  I may lose all of my investment, AND

     (d) there are restrictions on my ability to resell the Securities and it is my responsibility what those restrictions are and to comply with them before selling the Securities, AND

     (e) I will not receive a prospectus that the British Columbia Securities Act (the "Act") would otherwise require be given to me because the Issuer has advised me that it is relying on a prospectus exemption, AND

     (f) because I am not purchasing the Securities under a prospectus, I will not have the civil remedies that would otherwise be available to me, AND

     (g) the Issuer has advised me that it is using an exemption from the requirement to sell through a dealer registered under the Act, except purchases referred to in paragraph 5(g), and as a result do not have the benefit of any protection that might have been available to me by having a dealer act on my behalf.

5.       I also acknowledge that:  [circle one]:

     (a) I am purchasing Securities that have an aggregate acquisition cost of $97,000 or more, OR

     (b) my net worth jointly with my spouse at the date of the agreement of purchase and sale of the security, is not less than $400,000, OR

     (c) my annual net income before tax is not less than $75,000, or my annual net income before tax jointly with my spouse is not less than $125,000, in each of the two most recent calendar years, and I reasonably expect to have annual net

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                                                     - 16 -
                  income before tax of not less than $75,000 or annual net income before tax jointly with my spouse of not less than $125,000 in the current calendar year, OR

     (d)  I am registered under the Act, OR

     (e) I am a spouse, parent, brother, sister or child of a senior officer or director of the Issuer, or of an affiliate of the Issuer, OR

     (f) I am a close personal friend of a senior officer or director of the Issuer, or of an affiliate of the Issuer, OR

     (g) I am purchasing securities under section 128(c) ($25,000 - registrant required) of the Rules, and I have spoke to a person, [Name of registered person: (the "Registered Person")] who has advised me that the Registered Person is registered to trade or advise in the Securities and that the purchase of the Securities is a suitable investment for me.

6. If I am an individual referred to in paragraph 5(b), 5(c), or 5(d), I acknowledge that, on the basis of information about the Securities furnished by the Issuer, I am able to evaluate the risks and merits of the Securities because: [circle one]:

     (a)  of my financial, business or investment experience, OR

     (b) I have received advice from a person [Name of Adviser: (the "Adviser") who has advised me that the Adviser is:

          (i) registered to advise, or exempted from the requirement to be registered to advise, in respect of the Securities, and

          (ii) not an adviser of, or in a special relationship with, the Issuer.

The statements made in this report are true.


DATED,                     199 .


                             Signature of Purchaser


                                Name of Purchaser


                              Address of Purchaser







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                                                     - 17 -

                                                   SCHEDULE "D"

                                      Legal Opinion of Corporation's Counsel

                  At the Closing Time, the Agents shall receive a favourable legal pinion from counsel for the Corporation addressed to the Agents, their counsel and the Corporation dated the Closing Date, with respect to the following matters:

          (a) the Corporation has been duly incorporated and is existing under the laws of Canada;

          (b) each Canadian Subsidiary has been duly incorporated and is existing under the laws of its jurisdiction of incorporation;

          (c) the Corporation and each Canadian Subsidiary have all necessary corporate capacity to own, lease and operate their respective properties and assets and to conduct their respective businesses at and in the places where such properties and assets are now owned, leased or operated or such businesses are now conducted;

          (d) the Corporation is shown on the share register of each Subsidiary as the registered holder of all the issued and outstanding shares in the capital of the Subsidiary (with any modification necessary to reflect the actual holdings of the Corporation);

          (e) the authorized capital of the Corporation consists of o shares, divided into o Shares and o of which, as at the Closing Date, o Shares are issued and outstanding (relying solely on a certificate of the Trustee);

          (f) the Debentures have been duly authorized and created and when issued upon exercise of the Special Warrants, will be validly issued as fully paid and non-assessable securities of the Corporation;

          (g) the Shares issuable in exchange for the Debentures have been allotted and reserved for issue pursuant to the exercise of the Debentures and when issued, will be validly issued as fully paid and non-assessable shares of the Corporation;

          (h) all necessary corporate action has been taken by the Corporation to duly authorize the creation, issuance and sale of the Special Warrants and the Special Warrants have been validly created and issued;

          (i) the form and terms of the definitive certificates representing the Debentures and the Special Warrants have been approved and adopted by the directors of the Corporation and the Share certificates comply with all legal requirements relating thereto including the requirements of the TSE;

          (j)  each of the Agency Agreement,  the Special Warrant Indenture, the
               Debenture   Indenture  and  the   Subscription   Agreements  (the
               "Agreements") have been duly

144554\0514777.WP
                  authorized by all necessary corporate action on the part of the Corporation, have been duly executed and delivered by and on behalf of the Corporation and constitute legal, valid and binding obligations of the Corporation enforceable in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency and other similar laws affecting the enforcement of creditors' rights generally, except that specific performance and injunction are equitable remedies which may only be granted in the discretion of a court of competent jurisdiction and except as rights to indemnity, contribution and waiver of contribution may be limited under applicable law and except as to other qualifications as to enforceability as are agreed to by counsel to the Agents;

          (k) the execution and delivery of the Agreements, the fulfillment of the terms hereof and the issuance and sale of the Special Warrants and the issue of Debentures issuable upon exercise of the Special Warrants, does not and will not conflict with and does not and will not result in a breach of, any of the terms, conditions or provisions of the constating documents of the Corporation;

          (l) the Warrant Agent at its principal office in the City of Vancouver and Toronto has been duly appointed the transfer agent and registrar for the Special Warrants;

          (m) the Warrant Agent at its principal office in the City of Vancouver and Toronto has been duly appointed the trustee for the Debentures;

          (n) the TSE has conditionally approved the listing of the Shares issuable upon conversion of the Debentures, subject to the Corporation fulfilling all of the requirements of the TSE on or before the date specified in the letter or letters from the TSE indicating conditional approval was granted (relying upon such letters from the TSE);

          (o)  the  issue  of  the  Special   Warrants  being  exempt  from  the
               prospectus and registration requirements of applicable securities laws;

          (p) the issuance of the Debentures issuable upon exercise of the Special Warrants and the issuance of the Shares issuable in exchange for the Debentures is exempt from the prospectus and registration requirements of applicable securities laws;

          (q) the resale restrictions applicable to the first trade of the Shares issued upon conversion of the Debentures where the distribution of the Shares is qualified pursuant to the Prospectus;

          (r)  the  resale  restrictions  applicable  to the first  trade of the
               Shares  issued  upon  conversion  of  the  Debentures   where  no
               Prospectus has been filed in connection therewith;

          (s) at the Closing Time, the Debentures do not constitute "foreign property" within the meaning of the Income Tax Act (Canada), or any amendments thereto publicly announced by the Minister of Finance prior to that time; and

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                                                     - 2 -

          (t) as to such other matters as counsel to the Agent may reasonably request.

                  Any modifications of the foregoing shall be subject to the approval of the Agents and their counsel acting reasonably. The delivery of a definitive opinion at the Closing Time accepted by the Agents and their counsel shall be deemed to constitute the approval of the Agents and their counsel to any such modifications.


                                                     - 3 -